[LOGO OMITTED]         CHARTWELL LARGE CAP VALUE FUND

                       CHARTWELL SMALL CAP VALUE FUND



                              Investment Advisor:
                         Chartwell Investment Partners


                         INSTITUTIONAL CLASS PROSPECTUS
                                DECEMBER 9, 2002





                        THE ADVISORS' INNER CIRCLE FUND


     The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

FUND HISTORY ...........................................................    1

FUND OVERVIEW ..........................................................    1

    INVESTMENT OBJECTIVES ..............................................    1
    PRINCIPAL INVESTMENT STRATEGIES ....................................    1
    OVERVIEW OF RISKS OF INVESTING .....................................    2
    WHO MAY WANT TO INVEST .............................................    2

PERFORMANCE ............................................................    3

FEES AND EXPENSES ......................................................    6

INVESTMENT OBJECTIVES, PRINCIPAL STRATEGIES AND RISKS ..................    7

MANAGEMENT OF THE FUNDS ................................................    9

    THE ADVISOR ........................................................    9
    THE PORTFOLIO MANAGERS .............................................    9

ACCOUNT INFORMATION ....................................................   10

    WHEN THE FUNDS' SHARES ARE PRICED ..................................   10
    HOW THE FUNDS' SHARES ARE PRICED ...................................   10

HOW TO INVEST ..........................................................   11

    OPENING A NEW ACCOUNT ..............................................   11
    HOW TO MAKE PURCHASES ..............................................   11
    SELLING YOUR SHARES ................................................   14
    OTHER POLICIES .....................................................   15

EARNINGS AND TAXES .....................................................   16

    DIVIDENDS AND DISTRIBUTIONS ........................................   16
    TAXES ..............................................................   16

MULTIPLE CLASS INFORMATION .............................................   17

FINANCIAL HIGHLIGHTS ...................................................   18


THIS PROSPECTUS SETS FORTH BASIC INFORMATION ABOUT THE INSTITUTIONAL CLASS OF THE FUNDS THAT YOU SHOULD KNOW BEFORE INVESTING. IT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

More detailed information on all subjects covered in this prospectus is contained in the Funds' Statement of Additional Information ("SAI"). Investors seeking more in-depth explanations of the contents of this Prospectus should request the SAI and review it before purchasing shares.

FUND HISTORY

     Each of the Funds has been established as part of a reorganization that was completed on December 9, 2002 ("Reorganization"). As a result of the Reorganization, the Chartwell Large Cap Value Fund and Chartwell Small Cap Value Fund became the successors to the Advisors Series Trust Chartwell Large Cap Value Fund and Advisors Series Trust Chartwell Small Cap Value Fund, respectively (each a "Predecessor Fund" and, collectively, the "Predecessor Funds"). Each Fund is the successor to its corresponding Predecessor Fund's performance and financial history, and the "Performance" section for each Fund reflects the historical performance of the corresponding Predecessor Fund for the periods presented prior to the Reorganization. Each Fund has investment objectives and policies that are identical or substantially similar to those of the corresponding Predecessor Fund, although each Fund has different fee and expense arrangements. The Funds are managed by Chartwell Investment Partners ("Advisor"), the investment advisor that managed the Predecessor Funds.



FUND OVERVIEW

INVESTMENT OBJECTIVES

     Each Fund's investment objective is growth of capital, with a secondary objective to provide current income.

PRINCIPAL INVESTMENT STRATEGIES

     LARGE CAP VALUE FUND: Under normal market conditions, this Fund will invest at least 80% of its net assets in equity securities (common stocks, preferred stocks, convertible securities and warrants) of large companies, which are defined as companies with a market capitalization of $1 billion or more. The Fund may not change its policy to invest at least 80% of its net assets in equity securities of large companies without 60 days' written notice to shareholders.

     The Fund's Advisor uses a disciplined approach to select dividend paying equity securities for the Fund's portfolio that it believes are undervalued, reasonably priced and have prospects for continued consistent growth.

     The Advisor applies proprietary valuation screens to select a group of 40 to 50 such companies for investment. Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs for the Fund and higher capital gains taxes for taxable investors.

     SMALL CAP VALUE FUND: Under normal market conditions, this Fund will invest at least 80% of its net assets in equity securities (common stocks, preferred stocks, convertible securities and warrants) of smaller companies, which are defined as companies with a market capitalization between $100 million and $2.5 billion. The Fund may not change its policy to invest at least 80% of its net assets in equity securities of smaller companies without 60 days' written notice to shareholders.

     The Fund's Advisor analyzes companies within this capitalization range and identifies reasonably-priced smaller companies which are at the lower end of their historical valuation ranges. The Advisor looks for companies with strong business prospects and potential change factors that are likely to increase the market's interest in the stock.

     Under normal market conditions, each Fund will stay as fully invested as possible. Both U.S. and foreign stocks may be purchased by the Funds. Foreign stocks will be U.S. dollar-denominated.

OVERVIEW OF RISKS OF INVESTING

     You may lose money by investing in the Funds. Other principal risks you should consider include:

     EQUITY SECURITY RISK - Since both Funds invest in equity securities, the Funds are subject to the risk that prices of equity securities will fall over short or extended periods of time.

     MARKET DECLINE - A company's stock price or the overall stock market may experience a sudden decline.

     SMALL COMPANY RISK - The Small Cap Value Fund invests in the equity securities of smaller companies. Equity securities of smaller companies may involve greater volatility and liquidity risks.

     FOREIGN SECURITY RISK - Both Funds may invest in U.S. dollar-denominated equity securities of foreign companies. Equity securities of foreign companies may involve greater volatility and political and economic risks.

WHO MAY WANT TO INVEST

     The Funds are intended for investors who:

     o   Are willing to hold their shares for a long period of time;

     o Are diversifying their investment portfolio by investing in a mutual fund that concentrates in large-cap companies or small-cap companies; and/or

     o Are willing to accept higher short-term risk in exchange for a higher potential for a long-term total return.

PERFORMANCE

     The following bar charts and performance tables reflect historical performance data for each corresponding Predecessor Fund prior to its reorganization into the Large Cap Value Fund and Small Cap Value Fund. The bar charts and the performance tables below illustrate the risks and volatility of an investment in the Predecessor Funds. Of course, the Predecessor Funds' performance does not necessarily indicate how the Large Cap Value Fund and Small Cap Value Fund will perform in the future.

LARGE CAP VALUE FUND

     This bar chart shows the changes in the performance of Institutional Class shares of the Predecessor Large Cap Value Fund from calendar year to calendar year.*

     [Bar chart omitted-- plot points as follows:]

     2000             9.99%
     2001            -5.80%

     * The Predecessor Large Cap Value Fund's year-to-date return as of September 30, 2002 was -28.75%.

     During the period of time displayed in the bar chart above, the Predecessor Large Cap Value Fund's best quarter was Q4 2001, up 8.61% and its worst quarter was Q3 2001, down 10.79%.

     The table below compares the Predecessor Large Cap Value Fund's average annual total returns for Institutional Class shares for the periods ended December 31, 2001, on a before-tax and after-tax basis, to those of the S&P 500 Index, Russell 1000 Value Index and Lipper Large Cap Value Fund Average.

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001

                                                    1 Year      Since Inception*
--------------------------------------------------------------------------------
     Large Cap Value Fund
        Return Before Taxes                          -5.80%           2.57%
        Return After Taxes on Distributions          -6.16%           2.25%
        Return After Taxes on Distributions and
           Sale of Shares                            -3.54%           1.91%
     S&P 500 Index (reflects no fees, expenses,
        or taxes)**                                 -11.91%          -3.64%
     Russell 1000 Value Index
        (reflects no fees, expenses, or taxes)***    -5.60%           2.84%
     Lipper Large Cap Value Fund Average
        (reflects no fees, expenses, or taxes)****   -8.58%           0.47%

     * The inception date of the Predecessor Fund - Institutional Class Shares was October 1, 1999.
     ** The S&P 500 Index is an unmanaged index generally representative of the market for stocks of large U.S. companies.
     *** The Russell 1000 Value Index is a market-capitalization weighted index of those firms in the Russell 1000 with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 includes the largest 1000 companies included in the Russell 3000, which represents approximately 98% of the investable U.S. equity market.
     **** The Lipper Large Cap Value Fund Average. An average is a composite of mutual funds with similar investment objectives. The funds in this group have similar investment objectives as the Fund.

SMALL CAP VALUE FUND

     This bar chart shows the changes in the performance of Institutional Class shares of the Predecessor Small Cap Value Fund from calendar year to calendar year.*


     [Bar chart omitted-- plot points as follows:]

     2000           32.07%
     2001           13.25%

     * The Predecessor Small Cap Value Fund's year-to-date return as of September 30, 2002 was -16.13%.

     During the period of time displayed in the bar chart above, the Predecessor Small Cap Value Fund's best quarter was Q4 2001, up 17.42% and its worst quarter was Q3 2001, down 12.35%.

     The table below compares the Predecessor Small Cap Value Fund's average annual total returns for Institutional Class shares for the periods ended December 31, 2001, on a before-tax and after-tax basis, to those of the S&P 500 Index, Russell 1000 Value Index and Lipper Small Cap Value Fund Average.

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001

                                                    1 Year     Since Inception*
     ---------------------------------------------------------------------------
     Small Cap Value Fund
        Return Before Taxes                          13.25%         22.35%
        Return After Taxes on Distributions          11.45%         20.47%
        Return After Taxes on Distributions and
           Sale of Shares                             8.23%         17.33%
     S&P 500 Index (reflects no fees, expenses,
        or taxes)**                                 -11.91%         -3.64%
     Russell 2000 Value Index
        (reflects no fees, expenses, or taxes)***   -14.03%         16.93%
     Lipper Small Cap Value Fund Average
        (reflects no fees, expenses, or taxes)****   17.20%         16.78%

     * The inception date of the Predecessor Fund - Institutional Class Shares was October 1, 1999.
     ** The S&P 500 Index is an unmanaged index generally representative of the market for stocks of large U.S. companies.
     *** The Russell 2000 Value Index is a market-weighted total return index that measures the performance of companies within the Russell 2000 Index having lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index includes the 2000 companies included in the Russell 3000 Index with the smallest market capitalizations. The Russell 3000 Index represents 98% of the investable U.S. equity market.
     ****The Lipper Small Cap Value Fund Average. An average is a composite of mutual funds with similar investment objectives. The funds in this group have similar investment objectives as the Fund.

FEES AND EXPENSES


     This table describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the Funds.

SHAREHOLDER FEES (fees paid directly from your investment) ........... None

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                    Large Cap Value Fund    Small Cap Value Fund
     ---------------------------------------------------------------------------
     Investment Advisory Fees               0.50%                  0.80%
     ---------------------------------------------------------------------------
     Other Expenses*                        0.72%                  1.39%
     ---------------------------------------------------------------------------
     Total Annual Fund Operating Expenses   1.22%                  2.19%
     ---------------------------------------------------------------------------
     Fee Reduction and/or Expense
       Reimbursement                       (0.47)%                (1.09)%
     ---------------------------------------------------------------------------
     Net Expenses**                         0.75%                  1.10%

     *  Other Expenses have been estimated for the current fiscal year.
     ** The Advisor has contractually agreed to reduce its fees and/or pay expenses of each Fund for an indefinite period to insure that Total Annual Fund Operating Expenses do not exceed 0.75% for the Large Cap Value Fund and 1.10% for the Small Cap Value Fund. This contract may only be terminated with the approval of the Board of Trustees.

EXAMPLE

     This Example is intended to help you compare the costs of investing in the Institutional Class shares of the Funds with the cost of investing in other mutual funds.

     The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                            1 Year         3 Years        5 Years       10 Years
--------------------------------------------------------------------------------
     Large Cap Value Fund    $ 77           $240            $417         $  930
     Small Cap Value Fund    $112           $350            $606         $1,340

INVESTMENT OBJECTIVES, PRINCIPAL STRATEGIES AND RISKS

     Each Fund's investment objective is growth of capital, with income as a secondary objective.

     The LARGE CAP VALUE FUND invests at least 80% of its net assets in equity securities (common stocks, preferred stocks, convertible securities and warrants) of large companies with a market capitalization of $1 billion or more. The Fund may not change its policy to invest at least 80% of its net assets in equity securities of large companies without 60 days' written notice to shareholders. Such equity securities also have a yield greater than that of the Standard & Poor's ("S&P") 500 Index and ample liquidity. The Fund's Advisor then applies its proprietary valuation screens, focusing on ratios such as price to earnings, price to cash flow, price to sales and price to book to identify undervalued equity securities. Further analysis is done to seek out equity securities which are not only attractively valued, but also offer significant upside potential. In addition, the Advisor seeks equity securities of companies which have or are undergoing a major fundamental change, which is likely to spark greater market interest in the company and its equity securities. Overall sector review of the portfolio is also performed in an attempt to further control portfolio risk.

     In reviewing equity securities for a possible sale, the Advisor looks at factors such as a decline in yield below that of the S&P 500, achievement of price targets, or developments indicating that an expected positive fundamental change in a company in fact will not occur.

     The SMALL CAP VALUE FUND invests at least 80% of its net assets in equity securities (common stocks, preferred stocks, convertible securities and warrants) of smaller companies with a market capitalization between $100 million and $2.5 billion. The Fund may not change its policy to invest at least 80% of its net assets in equity securities of smaller companies without 60 days' written notice to shareholders. This group of equity securities is screened first for factors such as sufficient liquidity and adequate data availability. In addition, these equity securities are screened for a valuation discount to that of the Russell 2000 Index, a well known index of 2,000 smaller U.S. companies.

     Company histories are then analyzed to identify those equity securities that are priced at the lower end of their historical valuation ranges. The Advisor's research then concentrates on multiple valuation measures along with historical return, margin, balance sheet and growth data. In addition, an effort is made to uncover the causes of the perceived undervaluation by looking at factors such as management conditions, profit margins, cost pressures, competitive deficiencies, market perceptions or disappointments in growth. Company business prospects are then evaluated in an attempt to isolate equity securities believed to be undervalued and have potential for appreciation, as opposed to those which are merely inexpensive and are not believed to hold much real value based on simple valuation measures such as price-to-earnings ratios. As is the case with the Large Cap Value Fund, the Advisor also seeks equity securities of companies which have or are undergoing a major fundamental change, which is likely to spark greater market interest in the company and its equity securities.

     Factors considered in determining when to sell equity securities include valuation at the high end of a company's historical range, deteriorating fundamentals, or a change in the factors that were part of the original buy decision. A change in the market capitalization of an equity security outside of the large or small cap ranges defined in this prospectus would not necessarily cause the Advisor to sell the equity securities.

     DEFENSIVE INVESTMENTS. Although each Fund will normally stay fully invested, it is possible that a Fund may invest up to 100% of its assets in cash, cash equivalents, and high quality, short-term debt securities and money market instruments for temporary defensive purposes. During such a period, a Fund may not be pursuing its investment objectives.

PRINCIPAL RISKS OF INVESTING IN THE FUNDS

     These are the principal risks of investing in the Funds that may adversely affect a Fund's net asset value or total return.

     MARKET RISK. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole.

     EQUITY SECURITIES RISK. Equity securities include public and privately issued equity securities, common and preferred stocks, warrants and convertible securities. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a Fund invests will cause its net asset value to fluctuate. An investment in a portfolio of equity securities, such as the Funds, may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

     SMALLER COMPANIES RISK. The Small Cap Value Fund may invest in smaller companies. Investing in such companies may involve greater risk than investing in larger companies because they can be subject to more abrupt or erratic share price changes than larger companies. Small companies may have limited product lines, markets or financial resources and their management may be dependent on a limited number of key individuals. Stocks of these companies may have limited market liquidity and their prices may be more volatile.

     FOREIGN SECURITIES RISK. Both Funds may invest in U.S. dollar-denominated securities of foreign companies. Investing in foreign securities may involve greater risks, including (1) economic and political instability,
     (2) less publicly available information, (3) less strict auditing and financial reporting requirements, (4) currency fluctuations, (5) less governmental supervision and regulation of securities markets and (6) greater possibility of not being able to sell securities on a timely basis.


MANAGEMENT OF THE FUNDS

THE ADVISOR

     The Funds' Advisor, Chartwell Investment Partners, provides individual and institutional investment management services to clients with assets of approximately $5 billion. The Advisor's address is 1235 Westlakes Drive, Suite 400, Berwyn, PA 19312. The Advisor is responsible for formulating and implementing the Funds' investments. The Advisor furnishes the Funds with office space and certain administrative services. As compensation for the services it receives, the Large Cap Value Fund pays the Advisor a monthly advisory fee at the annual rate of 0.50% of its average daily net assets and the Small Cap Value Fund pays a monthly fee at the annual rate of 0.80% of its average daily net assets. For the fiscal year ended August 31, 2002, the Advisor received advisory fees of 0.03% of the Large Cap Value Fund's average daily net assets, net of waiver, and waived all advisory fees due from the Small Cap Value Fund.

THE PORTFOLIO MANAGERS

     LARGE CAP VALUE FUND. Mr. Kevin A. Melich, CFA, together with Mr. George H. Burwell, CFA, are principally responsible for the day-to-day management of this Fund's portfolio. Mr. Melich is a Managing Partner and Senior Portfolio Manager of the Advisor. Prior to joining the Advisor,

     Mr. Melich was a Senior Portfolio Manager at Delaware Investment Advisers from 1983 to 1997. Mr. Burwell is a Partner and Senior Portfolio Manager of the Advisor. Prior to joining the Advisor, Mr. Burwell was a Managing Director and Senior Portfolio Manager at Merrill Lynch Investment Managers from 1992 to 2001.

     SMALL CAP VALUE FUND. Mr. David C. Dalrymple, CFA, together with Mr. Bob Zenouzi are principally responsible for the day-to-day management of this Fund's portfolio. Mr. Dalrymple is a Managing Partner and Senior Portfolio Manager of the Advisor. Prior to joining the Advisor, Mr. Dalrymple was a Portfolio Manager at Delaware Investment Advisers from 1991 to 1997. Mr. Zenouzi is a Partner and Senior Portfolio Manager of the Advisor. Prior to joining the Advisor, Mr. Zenouzi was a Portfolio Manager at Delaware Investment Advisors from 1992 to 2001.



ACCOUNT INFORMATION

WHEN THE FUNDS' SHARES ARE PRICED

     The Fund calculates its net asset value per share ("NAV") once each day on any day that the NYSE is open for business (a "Business Day") at the regularly-scheduled close of normal trading on the New York Stock Exchange ("NYSE") (normally, 4:00 p.m., Eastern time). So, for you to receive the current Business Day's NAV, generally a Fund must receive your purchase order in proper form before 4:00 p.m., Eastern time. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

HOW THE FUNDS' SHARES ARE PRICED

     NAV for one Fund share is the value of that share's portion of the net assets of the Fund.

     In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are unavailable or the Fund thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees.

     The Funds may hold securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Funds do not calculate NAV. As a result, the market value of the Funds' investments may change on days when you cannot purchase or sell Fund shares.

     A Fund reserves the right to refuse any purchase requests, particularly those that would not be in the best interests of the Fund or its shareholders and could adversely affect the Fund or its operations. This includes those from any individual or group who, in the Fund's view, are likely to engage in excessive trading (usually defined as more than four transactions out of the Fund within a calendar year.)


HOW TO INVEST

OPENING A NEW ACCOUNT
---------------------

     The Fund reserves the right to refuse any purchase (including exchange) request, particularly requests that could adversely affect the Fund or its operations. This includes those from any individual or group who, in the Fund's view, is likely to engage in excessive trading (usually defined as more than four exchanges out of the Fund within a calendar year).

     You may purchase Institutional Class shares by mail or by wire. An Application Form accompanies this Prospectus. If you have any questions or need further information about how to purchase shares, you may call the Funds at (610) 296-1400. PLEASE MAKE SURE TO SPECIFY THAT YOU ARE PURCHASING INSTITUTIONAL CLASS SHARES WHEN YOU PLACE YOUR ORDER.

HOW TO MAKE PURCHASES
---------------------

     You may purchase shares on any Business Day. Shares cannot be purchased by Federal Reserve wire on days when either the NYSE or the Federal Reserve is closed.

     All investments must be made by check, ACH or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Fund does not accept purchases made by cash or cash equivalents (for instance, you may not pay by money order, cashier's check, bank draft or travelers checks). The Fund does not accept purchases made by credit card check.

     CHECKS. For individual, sole proprietorship, joint and Uniform Gift to Minors Act ("UGMA") accounts, the check must be made payable to "Chartwell Funds". For all other accounts, the check must be made payable on its face to "Chartwell Funds".

     PURCHASES BY AUTOMATED CLEARING HOUSE ("ACH"). This service allows you to purchase additional shares through an electronic transfer of money from a checking or savings account. When you make an additional purchase by telephone, the Transfer Agent will automatically debit your pre-designated bank account for the desired amount. You may call (610) 296-1400 to request an ACH transaction.

     WIRES. Instruct your financial institution to make Federal Funds wire payment to us. Your financial institution may charge you a fee for this service.

     CANCELED OR FAILED PAYMENTS. The Fund accepts checks and ACH transfers at full value subject to collection. If your payment for shares is not received or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by the Fund or the Transfer Agent, and the Fund may redeem shares you own in the account as reimbursement. The Fund and its agents have the right to reject or cancel any purchase, exchange or redemption due to nonpayment.

PURCHASES BY MAIL

     Please complete the attached Application Form and mail it with a personal check, payable to the CHARTWELL LARGE CAP VALUE FUND or to the CHARTWELL SMALL CAP VALUE FUND at the following address:

     MAILING ADDRESS                         OVERNIGHT ADDRESS
     Chartwell Funds                         Chartwell Funds
     Forum Shareholder Services, LLC         Forum Shareholder Services, LLC
     P.O. Box 446                            Two Portland Square
     Portland, ME 04112                      Portland, ME 04101

PURCHASING SHARES BY WIRE

     To place an order by wire, please call the Funds at (610) 296-1400 between 8:00 a.m. and 4:00 p.m. Eastern time, on a day when the NYSE is open for trading.

     Your bank or other financial institution may send the wire to the Funds' Transfer Agent with the following instructions:

         Deutsche Bankers Trust Co., Americas
         New York, NY
         ABA # 021001033
         DDA # 01465547
         For credit to: Chartwell Large Cap Value Fund and/or Chartwell Small Cap Value Fund
         Account name (shareholder name)
         Shareholder account number

     Your bank or financial institution may charge a fee for sending the wire to the Funds.

PURCHASING THROUGH AN INVESTMENT BROKER

     You may buy and sell Institutional Class shares through the Funds' approved brokers and agents (together "Brokers"). An order placed with a Broker is treated as if it were placed directly with a Fund, and will be executed at the next share price calculated by the Fund. Your Broker will hold your shares in a pooled account in the Broker's name. The Advisor may pay the Broker to maintain your individual ownership information, for maintaining other required records, and for providing other shareholder services. The Broker may charge you a fee to handle your order. The Broker is responsible for processing your order correctly and promptly, keeping you advised of the status of your account, confirming your transactions and ensuring that you receive copies of the Funds' prospectus.

     Please contact your broker to see if it is an approved broker of the Institutional Class shares of the Funds and for additional information.

MINIMUM INVESTMENTS

     Your initial purchase must be at least $1,000,000. However, if you are purchasing shares through an Individual Retirement Account ("IRA"), or other retirement plan, these minimum amounts may be waived.

     Please contact the Funds at (610) 296-1400 for further information. Exceptions may be made at the Funds' discretion.

ADDITIONAL INVESTMENTS

     Additional purchases may be made for $100,000 or more. Exceptions may be made at the Funds' discretion. You may purchase additional shares of either Fund by sending a check, with the stub from your account statement, to the Funds at the addresses listed above. Please ensure that you include your account number on the check. If you do not have the stub from your account statement, include your name, address and account number on a separate statement.

     You may also make additional purchases by wire or through a Broker. Please follow the procedures described above for purchasing shares through a Broker.

MINIMUM ACCOUNT BALANCE

     Due to the relatively high administrative cost of managing small accounts, if the value of your account falls below $50,000, a Fund may redeem your shares. However, the Fund will give you 30 days' written notice to give you time to add to your account and avoid involuntary redemption of your shares. The Board of Trustees of the Funds believes this policy to be in the best interest of all shareholders.

SELLING YOUR SHARES
-------------------

     You may sell some or all of your Fund shares on any Business Day. Your redemption may result in a realized gain or loss for tax purposes. Your shares will be sold at the next net asset value calculated for the Fund after receiving your order. You may sell your shares by mail, wire or through a Broker.

SELLING YOUR SHARES BY MAIL

     You may redeem your shares by sending a written request to the Funds. You must give your account number and state the number of shares you wish to sell. You must sign the written request. If the account is in the name of more than one person, each shareholder must sign the written request. Send your written request to the Funds at:

     MAILING ADDRESS                         OVERNIGHT ADDRESS
     Chartwell Funds                         Chartwell Funds
     Forum Shareholder Services, LLC         Forum Shareholder Services, LLC
     P.O. Box 446                            Two Portland Square
     Portland, ME 04112                      Portland, ME 04101

     If the dollar amount of your redemption exceeds $100,000, you must obtain a signature guarantee (NOT A NOTARIZATION), available from many commercial banks, savings associations, stock brokers and other NASD member firms.

SELLING YOUR SHARES BY TELEPHONE

     If you completed the "Redemption by Telephone" section of the Funds' Application Form, you may sell your shares by calling the Funds at (610) 296-1400. Your redemption will be mailed or wired according to your instructions, on the next Business Day to the bank account you designated on your Application Form. The minimum wire amount is $1,000. Your bank or financial institution may charge a fee for receiving the wire from the Funds. Telephone redemptions may not be made for IRA accounts.

     You may request telephone redemption privileges after your account is opened. However, the authorization form requires a separate signature guarantee (NOT A NOTARIZATION). Please be aware that you may experience delays in redeeming your shares by telephone during periods of abnormal market activity. If this occurs, you may make your redemption request in writing. The telephone redemption privilege is not available if you were issued certificates for shares that remain outstanding. The telephone redemption privilege may be modified or terminated without notice.

     Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Funds are not responsible for any losses or costs incurred by following telephone instructions we reasonably believe to be genuine. If you or your financial institution transact with the Funds over the telephone, you will generally bear the risk of any loss.

     SIGNATURE GUARANTEE REQUIREMENTS. To protect you and the Fund against fraud, certain redemption options will require a signature guarantee. A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. The Fund requires written instructions signed by all registered owners, with a signature guarantee for each owner, for any of the following:

     o Written requests to redeem $50,000 or more

     o Changes to a shareholder's record name

     o Redemption from an account for which the address or account registration has changed within the last 30 days

     o Sending redemption and distribution proceeds to any person, address, brokerage firm or bank account not on record

     o Sending redemption and distribution proceeds to an account with a different registration (name or ownership) from yours

     o Adding or changing: ACH or wire instructions; telephone redemption or exchange options; or any other election in connection with your account

     The Fund reserves the right to require a signature guarantee(s) on all redemptions.

OTHER POLICIES
--------------

     Payment of your redemption proceeds will be made promptly, but not later than seven days after the receipt of your written request in proper form. If you made your initial investment by wire, payment of your redemption proceeds for those shares will not be made until one business day after your completed Account Application is received by a Fund. If you did not purchase your shares with a certified check or wire, the Fund may delay payment of your redemption proceeds for up to 15 days from date of purchase or until your check has cleared, whichever occurs first.

     The Funds may waive the minimum investment requirements for purchases by certain groups or retirement plans. All investments must be made in U.S. dollars, and checks must be drawn on U.S. banks. Third party checks are not accepted. The Funds may charge you if your check is returned for insufficient funds. The Funds reserve the right to reject any investment, in whole or in part. The IRS requires that you provide the Funds or your Broker with a taxpayer identification number and other information upon opening an account.

     You must specify whether you are subject to backup withholding. Otherwise, you may be subject to backup withholding on a portion of certain distributions and redemption proceeds.



EARNINGS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

     Income dividends and capital gain distributions are normally declared and paid by each Fund to its shareholders in December of each year. The Funds may also make periodic dividend payments and distributions at other times in their discretion.

     Unless you invest through a tax-advantaged account, you will owe taxes on the dividends and distributions. Dividends and distributions are automatically reinvested in additional shares of a Fund unless you make a written request to the Fund that you would like to receive dividends and distributions in cash.

TAXES

     Please consult your tax advisor regarding your specific questions about federal, state, and local income taxes. Below we have summarized some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

     Each Fund will distribute substantially all of its net investment income and its net realized capital gains, if any. The dividends and distributions you receive may be subject to federal, state, and local taxation, depending upon your tax situation. Income distributions are generally taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains. Each sale of Fund shares may be a taxable event.

     Each Fund may be able to pass along a tax credit for foreign income tax it pays. The Fund will notify you if it gives you the credit.

     More information about taxes is in the Statement of Additional Information.

MULTIPLE CLASS INFORMATION

     The Funds offer two classes of shares - the Institutional Class and the Advisor Class. While each class invests in the same portfolio of securities, the classes have separate expense structures and shareholder privileges. The difference in the fee structures among the classes is the result of their separate arrangements for shareholder and distribution services and not the result of any difference in amounts charged by the Advisor for investment advisory services. Accordingly, the core investment advisory expenses do not vary by class.

FINANCIAL HIGHLIGHTS

     The financial highlights table is intended to help you understand the financial performance of the Institutional Class of the Funds for the fiscal periods indicated. Certain information contained in the table reflects the financial results for a single Institutional Class share. The total returns in the table represent the rate that an investor would have earned on an investment in the Funds assuming all dividends and distributions were reinvested. The information below relates to the Predecessor Funds. The Advisors' Inner Circle Fund Chartwell Large Cap Value Fund and Chartwell Small Cap Value Fund reorganized and acquired all of the assets of the Predecessor Funds on December 9, 2002. PricewaterhouseCoopers LLP, an independent public accountant, served as auditor for the Predecessor Funds and has audited the Predecessor Funds' information for the fiscal years ended August 31, 2000, 2001 and 2002. The financial statements and the unqualified opinion of PricewaterhouseCoopers LLP for the fiscal year ended August 31, 2002 are included in the annual report of the Funds which is available upon request by calling the Funds at
     (610) 296-1400.


CHARTWELL SMALL CAP VALUE FUND

FOR AN INSTITUTIONAL CLASS SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------

                                        Year Ended     Year Ended     Year Ended
                                          8/31/02        8/31/01       8/31/00+
--------------------------------------------------------------------------------

Net asset value, beginning of period     $14.51          $12.75        $10.00
                                         ------          ------        ------
Income from investment operations:
  Net investment income                    0.04            0.07          0.05
  Net realized and unrealized gain (loss)
   on investments                         (0.93)           2.33          2.73
                                        -------         -------       -------
     Total from investment operations     (0.89)           2.40          2.78
Less distributions:
   From net investment income             (0.04)          (0.05)        (0.03)
   From net realized gains                (0.61)          (0.59)           --
                                        -------         -------       -------
     Total distributions                  (0.65)          (0.64)        (0.03)
   Net asset value, end of period        $12.97          $14.51        $12.75
                                        =======         =======       =======
     Total return                         (6.40)%         19.20%        27.82%*
                                        =======         =======       =======
Ratios/supplemental data:
  Net assets, end of period (thousands) $12,734          $6,307        $1,385
Ratio of expenses to average net assets:
Before expense reimbursement               2.19%           3.31%        15.23%**
  After expense reimbursement              1.10%           1.10%         1.10%**
  Ratio of net investment income to
   average net assets:
  After expense reimbursement              0.28%           0.62%         0.48%**
Portfolio turnover rate                   52.09%          68.13%        68.77%

  * Not Annualized.
  **Annualized.
  + For the period 10/1/99 (commencement of operations) through 8/31/00.

CHARTWELL LARGE CAP VALUE FUND

FOR AN INSTITUTIONAL CLASS SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------
                                       Year Ended     Year Ended    Year Ended
                                         8/31/02        8/31/01      8/31/00+
--------------------------------------------------------------------------------


Net asset value, beginning of period     $10.38          $10.63       $10.00
                                        -------         -------      -------
Income from investment operations:
  Net investment income                    0.14            0.04         0.11
  Net realized and unrealized gain (loss)
   on investments                         (1.75)          (0.23)        0.55
                                        -------         -------      -------
     Total from investment operations     (1.61)          (0.19)        0.66
Less distributions:
   From net investment income             (0.10)          (0.03)       (0.03)
   From net realized gains                   --           (0.03)         --
                                        -------         -------      -------
     Total distributions                  (0.10)          (0.06)       (0.03)
   Net asset value, end of period         $8.67          $10.38       $10.63
                                        =======         =======      =======
     Total return                        (15.65%)         (1.85%)       6.61%*
                                        =======         =======      =======
Ratios/supplemental data:
  Net assets, end of period (thousands)  $20,053        $27,477       $8,896
Ratio of expenses to average net assets:
Before expense reimbursement               1.22%           1.18%        2.89%**
  After expense reimbursement              0.75%           0.75%        0.75%**
  Ratio of net investment income to
   average net assets:
  After expense reimbursement              1.40%           1.18%        1.38%**
Portfolio turnover rate                  190.54%         173.68%      169.14%


  * Not Annualized.
  **Annualized.
  + For the period 10/1/99 (commencement of operations) through 8/31/00.

ADVISOR

     Chartwell Investment Partners
     1235 Westlakes Drive
     Suite 400
     Berwyn, PA 19312
     (610) 296-1400

DISTRIBUTOR

     SEI Investments Distribution Company
     One Freedom Valley Drive
     Oaks, Pennsylvania 19456

CUSTODIAN

     Wachovia Bank, N.A.
     123 Broad Street
     Philadelphia, PA 19109

TRANSFER AGENT

     Forum Shareholder Services, LLC
     Two Portland Square
     Portland, ME 04101

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                         CHARTWELL LARGE CAP VALUE FUND

                         CHARTWELL SMALL CAP VALUE FUND

                EACH A SERIES OF THE ADVISORS' INNER CIRCLE FUND

FOR MORE INFORMATION

     For investors who want more information about the Funds, the following documents are available free upon request:

     ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual reports, you will find a discussion of market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

     STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides more detailed information about the Funds and is incorporated by reference into this Prospectus.

     You can get free copies of reports and the SAI, request other information and discuss your questions about the Funds by contacting the Funds at:

     Chartwell Investment Partners
     1235 Westlakes Drive
     Suite 400
     Berwyn, PA 19312
     (610) 296-1400

     You can review and copy information including the Funds' reports and SAI at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling 1-202-942-8090. Reports and other information about the Funds are also available:

     o Free of charge from the Commission's EDGAR database on the Commission's Internet website at http://www.sec.gov, or

     o For a fee, by writing to the Public Reference Room of the Commission, Washington, DC 20549-0102, or

     o For a fee, by electronic request at the following e-mail address: publicinfo@sec.gov. (SEC File Number: 811-06400)

[LOGO OMITTED]         CHARTWELL LARGE CAP VALUE FUND

                       CHARTWELL SMALL CAP VALUE FUND



                               Investment Advisor:
                          Chartwell Investment Partners



                            ADVISOR CLASS PROSPECTUS
                                DECEMBER 9, 2002





                        THE ADVISORS' INNER CIRCLE FUND


     The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

FUND HISTORY .............................................................  1

FUND OVERVIEW ............................................................  1

    INVESTMENT OBJECTIVES ................................................  1
    PRINCIPAL INVESTMENT STRATEGIES ......................................  1
    OVERVIEW OF RISKS OF INVESTING .......................................  2
    WHO MAY WANT TO INVEST ...............................................  2

PERFORMANCE ..............................................................  3

FEES AND EXPENSES ........................................................  7

INVESTMENT OBJECTIVES, PRINCIPAL STRATEGIES AND RISKS ....................  8

MANAGEMENT OF THE FUNDS .................................................. 10

    THE ADVISOR .......................................................... 10
    THE PORTFOLIO MANAGERS ............................................... 10

ACCOUNT INFORMATION ...................................................... 11

    WHEN THE FUNDS' SHARES ARE PRICED .................................... 11
    HOW THE FUNDS' SHARES ARE PRICED ..................................... 11

HOW TO INVEST ............................................................ 12

    OPENING A NEW ACCOUNT ................................................ 12
    HOW TO MAKE PURCHASES ................................................ 12
    SELLING YOUR SHARES .................................................. 15
    OTHER POLICIES ....................................................... 17

EARNINGS AND TAXES ....................................................... 18

    DIVIDENDS AND DISTRIBUTIONS .......................................... 18
    TAXES ................................................................ 18

RULE 12B-1 FEES .......................................................... 19

MULTIPLE CLASS INFORMATION ............................................... 19

FINANCIAL HIGHLIGHTS ..................................................... 20

THIS PROSPECTUS SETS FORTH BASIC INFORMATION ABOUT THE INSTITUTIONAL CLASS OF THE FUNDS THAT YOU SHOULD KNOW BEFORE INVESTING. IT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

More detailed information on all subjects covered in this prospectus is contained in the Funds' Statement of Additional Information ("SAI"). Investors seeking more in-depth explanations of the contents of this Prospectus should request the SAI and review it before purchasing shares.

FUND HISTORY

     Each of the Funds has been established as part of a reorganization that was completed on December 9, 2002 ("Reorganization"). As a result of the Reorganization, the Chartwell Large Cap Value Fund and Chartwell Small Cap Value Fund became the successors to the Advisors Series Trust Chartwell Large Cap Value Fund and Advisors Series Trust Chartwell Small Cap Value Fund, respectively (each a "Predecessor Fund" and, collectively, the "Predecessor Funds"). Each Fund is the successor to its corresponding Predecessor Fund's performance and financial history, and the "Performance" section for each Fund reflects the historical performance of the corresponding Predecessor Fund for the periods presented prior to the Reorganization. Each Fund has investment objectives and policies that are identical or substantially similar to those of the corresponding Predecessor Fund, although each Fund has different fee and expense arrangements. The Funds are managed by Chartwell Investment Partners ("Advisor"), the investment advisor that managed the Predecessor Funds.


FUND OVERVIEW

INVESTMENT OBJECTIVES

     Each Fund's investment objective is growth of capital, with a secondary objective to provide current income.

PRINCIPAL INVESTMENT STRATEGIES

     LARGE CAP VALUE FUND: Under normal market conditions, this Fund will invest at least 80% of its net assets in equity securities (common stocks, preferred stocks, convertible securities and warrants) of large companies, which are defined as companies with a market capitalization of $1 billion or more. The Fund may not change its policy to invest at least 80% of its net assets in equity securities of large companies without 60 days' written notice to shareholders.

     The Fund's Advisor uses a disciplined approach to select dividend paying equity securities for the Fund's portfolio that it believes are undervalued, reasonably priced and have prospects for continued consistent growth.

     The Advisor applies proprietary valuation screens to select a group of 40 to 50 such companies for investment. Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs for the Fund and higher capital gains taxes for taxable investors.

     SMALL CAP VALUE FUND: Under normal market conditions, this Fund will invest at least 80% of its net assets in equity securities (common stocks, preferred stocks, convertible securities and warrants) of smaller companies, which are defined as companies with a market capitalization between $100 million and $2.5 billion. The Fund may not change its policy to invest at least 80% of its net assets in equity securities of smaller companies without 60 days' written notice to shareholders.

     The Fund's Advisor analyzes companies within this capitalization range and identifies reasonably-priced smaller companies which are at the lower end of their historical valuation ranges. The Advisor looks for companies with strong business prospects and potential change factors that are likely to increase the market's interest in the stock.

     Under normal market conditions, each Fund will stay as fully invested as possible. Both U.S. and foreign stocks may be purchased by the Funds. Foreign stocks will be U.S. dollar-denominated.

OVERVIEW OF RISKS OF INVESTING

     You may lose money by investing in the Funds. Other principal risks you should consider include:

     EQUITY SECURITY RISK - Since both Funds invest in equity securities, the Funds are subject to the risk that prices of equity securities will fall over short or extended periods of time.

     MARKET DECLINE - A company's stock price or the overall stock market may experience a sudden decline.

     SMALL COMPANY RISK - The Small Cap Value Fund invests in the equity securities of smaller companies. Equity securities of smaller companies may involve greater volatility and liquidity risks.

     FOREIGN SECURITY RISK - Both Funds may invest in U.S. dollar-denominated equity securities of foreign companies. Equity securities of foreign companies may involve greater volatility and political and economic risks.

WHO MAY WANT TO INVEST

     The Funds are intended for investors who:

     o Are willing to hold their shares for a long period of time;

     o Are diversifying their investment portfolio by investing in a mutual fund that concentrates in large-cap companies or small-cap companies; and/or

     o Are willing to accept higher short-term risk in exchange for a higher potential for a long-term total return.

PERFORMANCE


     The following bar charts and performance tables reflect historical performance data for each corresponding Predecessor Fund prior to its reorganization into the Large Cap Value Fund and Small Cap Value Fund. The bar charts and the performance tables below illustrate the risks and volatility of an investment in the Predecessor Funds. Of course, the Predecessor Funds' performance does not necessarily indicate how the Large Cap Value Fund and Small Cap Value Fund will perform in the future.

     Since Advisor Class shares are invested in the same portfolio of securities, returns for Advisor Class shares of the Fund will be substantially similar to that of Institutional Class shares shown here, and will differ only to the extent that each class has different expenses. The performance of Advisor Class Shares would be slightly lower given the slightly higher fees applicable to such shares.

LARGE CAP VALUE FUND

     This bar chart shows the changes in the performance of Institutional Class shares of the Predecessor Large Cap Value Fund from calendar year to calendar year.*


  [bar chart omitted--plot points as follows:]

  2000             9.99%
  2001            -5.80%



     * The Predecessor Large Cap Value Fund's year-to-date return as of September 30, 2002 was -28.75%.

     During the period of time displayed in the bar chart above, the Predecessor Large Cap Value Fund's best quarter was Q4 2001, up 8.61% and its worst quarter was Q3 2001, down 10.79%.

     The table below compares the Predecessor Large Cap Value Fund's average annual total returns for Institutional Class shares for the periods ended December 31, 2001, on a before-tax and after-tax basis, to those of the S&P 500 Index, Russell 1000 Value Index and Lipper Large Cap Value Fund Average.

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001

                                                  1 Year        Since Inception*
--------------------------------------------------------------------------------
     Large Cap Value Fund
        Return Before Taxes                          -5.80%             2.57%
        Return After Taxes on Distributions          -6.16%             2.25%
        Return After Taxes on Distributions and
           Sale of Shares                            -3.54%             1.91%
     S&P 500 Index (reflects no fees, expenses,
        or taxes)**                                 -11.91%            -3.64%
     Russell 1000 Value Index
        (reflects no fees, expenses, or taxes)***    -5.60%             2.84%
     Lipper Large Cap Value Fund Average
        (reflects no fees, expenses, or taxes)****   -8.58%             0.47%

     * The inception date of the Predecessor Fund - Institutional Class Shares was October 1, 1999.
     ** The S&P 500 Index is an unmanaged index generally representative of the market for stocks of large U.S. companies.
    *** The Russell 1000 Value Index is a market-capitalization weighted index of those firms in the Russell 1000 with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 includes the largest 1000 companies included in the Russell 3000, which represents approximately 98% of the investable U.S. equity market.
    ****The Lipper Large Cap Value Fund Average. An average is a composite of mutual funds with similar investment objectives. The funds in this group have similar investment objectives as the Fund.

SMALL CAP VALUE FUND

     This bar chart shows the changes in the performance of Institutional Class shares of the Predecessor Small Cap Value Fund from calendar year to calendar year.*


  [bar chart omitted--plot points as follows:]


  2000             30.07%
  2001             13.25%


     * The Predecessor Small Cap Value Fund's year-to-date return as of September 30, 2002 was -16.13%.

     During the period of time displayed in the bar chart above, the Predecessor Small Cap Value Fund's best quarter was Q4 2001, up 17.42% and its worst quarter was Q3 2001, down 12.35%.

     The table below compares the Predecessor Small Cap Value Fund's average annual total returns for Institutional Class shares for the periods ended December 31, 2001, on a before-tax and after-tax basis, to those of the S&P 500 Index, Russell 1000 Value Index and Lipper Small Cap Value Fund Average.

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001

                                                     1 Year     Since Inception*
--------------------------------------------------------------------------------
     Small Cap Value Fund
        Return Before Taxes                          13.25%            22.35%
        Return After Taxes on Distributions          11.45%            20.47%
        Return After Taxes on Distributions and
           Sale of Shares                             8.23%            17.33%
     S&P 500 Index (reflects no fees, expenses,
        or taxes)**                                 -11.91%            -3.64%
     Russell 2000 Value Index
        (reflects no fees, expenses, or taxes)***   -14.03%            16.93%
     Lipper Small Cap Value Fund Average
        (reflects no fees, expenses, or taxes)****   17.20%            16.78%

    * The inception date of the Predecessor Fund - Institutional Class Shares was October 1, 1999.
    ** The S&P 500 Index is an unmanaged index generally representative of the market for stocks of large U.S. companies.
    *** The Russell 2000 Value Index is a market-weighted total return index that measures the performance of companies within the Russell 2000
        Index having lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index includes the 2000 companies included in the Russell 3000 Index with the smallest market capitalizations. The Russell 3000 Index represents 98% of the investable U.S. equity market.
    ****The Lipper Small Cap Value Fund Average. An average is a composite of mutual funds with similar investment objectives. The funds in this group have similar investment objectives as the Fund.

FEES AND EXPENSES


     This table describes the fees and expenses that you may pay if you buy and hold Advisor Class shares of the Funds.

SHAREHOLDER FEES (fees paid directly from your investment)             None

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                    Large Cap Value Fund    Small Cap Value Fund
--------------------------------------------------------------------------------
     Investment Advisory Fees               0.50%                  0.80%
--------------------------------------------------------------------------------
     Distribution and Services
       (12b-1) Fees                         0.25%                  0.25%
--------------------------------------------------------------------------------
     Other Expenses*                        0.78%                  1.35%
--------------------------------------------------------------------------------
     Total Annual Fund Operating Expenses   1.53%                  2.40%
--------------------------------------------------------------------------------
     Fee Reduction and/or Expense
       Reimbursement                       (0.53)%                (1.05)%
--------------------------------------------------------------------------------
     Net Expenses**                         1.00%                  1.35%

     *  Other Expenses have been estimated for the current fiscal year.
     ** The Advisor has contractually agreed to reduce its fees and/or pay expenses of each Fund for an indefinite period to insure that Total Annual Fund Operating Expenses do not exceed 1.00% for the Large Cap Value Fund and 1.35% for the Small Cap Value Fund. This contract may only be terminated with the approval of the Board of Trustees.

EXAMPLE

     This Example is intended to help you compare the costs of investing in the Advisor Class shares of the Funds with the cost of investing in other mutual funds.

     The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                            1 Year         3 Years         5 Years      10 Years
     ---------------------------------------------------------------------------
     Large Cap Value Fund    $102           $318            $552         $1,225
     Small Cap Value Fund    $137           $428            $739         $1,624

INVESTMENT OBJECTIVES, PRINCIPAL STRATEGIES AND RISKS


     Each Fund's investment objective is growth of capital, with income as a secondary objective.

     The LARGE CAP VALUE FUND invests at least 80% of its net assets in equity securities (common stocks, preferred stocks, convertible securities and warrants) of large companies with a market capitalization of $1 billion or more. The Fund may not change its policy to invest at least 80% of its net assets in equity securities of large companies without 60 days' written notice to shareholders. Such equity securities also have a yield greater than that of the Standard & Poor's ("S&P") 500 Index and ample liquidity. The Fund's Advisor then applies its proprietary valuation screens, focusing on ratios such as price to earnings, price to cash flow, price to sales and price to book to identify undervalued stocks. Further analysis is done to seek out equity securities which are not only attractively valued, but also offer significant upside potential. In addition, the Advisor seeks equity securities of companies which have or are undergoing a major fundamental change, which is likely to spark greater market interest in the company and its equity securities. Overall sector review of the portfolio is also performed in an attempt to further control portfolio risk.

     In reviewing equity securities for a possible sale, the Advisor looks at factors such as a decline in yield below that of the S&P 500, achievement of price targets, or developments indicating that an expected positive fundamental change in a company in fact will not occur.

     The SMALL CAP VALUE FUND invests at least 80% of its net assets in equity securities (common stocks, preferred stocks, convertible securities and warrants) of smaller companies with a market capitalization between $100 million and $2.5 billion. The Fund may not change its policy to invest at least 80% of its net assets in equity securities of smaller companies without 60 days' written notice to shareholders. This group of equity securities is screened first for factors such as sufficient liquidity and adequate data availability. In addition, these equity securities are screened for a valuation discount to that of the Russell 2000 Index, a well known index of 2,000 smaller U.S. companies.

     Company histories are then analyzed to identify those equity securities that are priced at the lower end of their historical valuation ranges. The Advisor's research then concentrates on multiple valuation measures along with historical return, margin, balance sheet and growth data. In addition, an effort is made to uncover the causes of the perceived undervaluation by looking at factors such as management conditions, profit margins, cost pressures, competitive deficiencies, market perceptions or disappointments in growth. Company business prospects are then evaluated in an attempt to isolate equity securities believed to be undervalued and have potential for appreciation, as opposed to those which are merely inexpensive and are not believed to hold much real value based on simple valuation measures such as price-to-earnings ratios. As is the case with the Large Cap Value Fund, the Advisor also seeks equity securities of companies which have or are undergoing a major fundamental change, which is likely to spark greater market interest in the company and its equity securities.

     Factors considered in determining when to sell equity securities include valuation at the high end of a company's historical range, deteriorating fundamentals, or a change in the factors that were part of the original buy decision. A change in the market capitalization of an equity security outside of the large or small cap ranges defined in this prospectus would not necessarily cause the Advisor to sell the equity securities.

     DEFENSIVE INVESTMENTS. Although each Fund will normally stay fully invested, it is possible that a Fund may invest up to 100% of its assets in cash, cash equivalents, and high quality, short-term debt securities and money market instruments for temporary defensive purposes. During such a period, a Fund may not be pursuing its investment objectives.

PRINCIPAL RISKS OF INVESTING IN THE FUNDS

     These are the principal risks of investing in the Funds that may adversely affect a Fund's net asset value or total return.

     MARKET RISK. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole.

     EQUITY SECURITIES RISK. Equity securities include public and privately issued equity securities, common and preferred stocks, warrants and convertible securities. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a Fund invests will cause its net asset value to fluctuate. An investment in a portfolio of equity securities, such as the Funds, may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

     SMALLER COMPANIES RISK. The Small Cap Value Fund may invest in smaller companies. Investing in such companies may involve greater risk than investing in larger companies because they can be subject to more abrupt or erratic share price changes than larger companies. Small companies may have limited product lines, markets or financial resources and their management may be dependent on a limited number of key individuals. Stocks of these companies may have limited market liquidity and their prices may be more volatile.

     FOREIGN SECURITIES RISK. Both Funds may invest in U.S. dollar-denominated securities of foreign companies. Investing in foreign securities may involve greater risks, including (1) economic and political instability,
     (2) less publicly available information, (3) less strict auditing and financial reporting requirements, (4) currency fluctuations, (5) less governmental supervision and regulation of securities markets and (6) greater possibility of not being able to sell securities on a timely basis.


MANAGEMENT OF THE FUNDS

THE ADVISOR

     The Funds' Advisor, Chartwell Investment Partners, provides individual and institutional investment management services to clients with assets of approximately $5 billion. The Advisor's address is 1235 Westlakes Drive, Suite 400, Berwyn, PA 19312. The Advisor is responsible for formulating and implementing the Funds' investments. The Advisor furnishes the Funds with office space and certain administrative services. As compensation for the services it receives, the Large Cap Value Fund pays the Advisor a monthly advisory fee at the annual rate of 0.50% of its average daily net assets and the Small Cap Value Fund pays a monthly fee at the annual rate of 0.80% of its average daily net assets. For the fiscal year ended August 31, 2002, the Advisor received advisory fees of 0.03% of the Large Cap Value Fund's average daily net assets, net of waiver, and waived all advisory fees due from the Small Cap Value Fund.

THE PORTFOLIO MANAGERS

     LARGE CAP VALUE FUND. Mr. Kevin A. Melich, CFA, together with Mr. George H. Burwell, CFA, are principally responsible for the day-to-day management of this Fund's portfolio. Mr. Melich is a Managing Partner and Senior Portfolio Manager of the Advisor. Prior to joining the Advisor,

     Mr. Melich was a Senior Portfolio Manager at Delaware Investment Advisers from 1983 to 1997. Mr. Burwell is a Partner and Senior Portfolio Manager of the Advisor. Prior to joining the Advisor, Mr. Burwell was a Managing Director and Senior Portfolio Manager at Merrill Lynch Investment Managers from 1992 to 2001.

     Small Cap Value Fund. Mr. David C. Dalrymple, CFA, together with Mr. Bob Zenouzi, are principally responsible for the day-to-day management of this Fund's portfolio. Mr. Dalrymple is a Managing Partner and Senior Portfolio Manager of the Advisor. Prior to joining the Advisor, Mr. Dalrymple was a Portfolio Manager at Delaware Investment Advisers from 1991 to 1997. Mr. Zenouzi is a Partner and Senior Portfolio Manager of the Advisor. Prior to joining the Advisor, Mr. Zenouzi was a Portfolio Manager at Delaware Investment Advisors from 1992 to 2001.


ACCOUNT INFORMATION

WHEN THE FUNDS' SHARES ARE PRICED

     The Fund calculates its net asset value per share ("NAV") once each day on any day that the NYSE is open for business (a "Business Day") at the regularly-scheduled close of normal trading on the New York Stock Exchange ("NYSE") (normally, 4:00 p.m., Eastern time). So, for you to receive the current Business Day's NAV, generally a Fund must receive your purchase order in proper form before 4:00 p.m., Eastern time. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

HOW THE FUNDS' SHARES ARE PRICED

     NAV for one Fund share is the value of that share's portion of the net assets of the Fund.

     In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are unavailable or the Fund thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees.

     The Funds may hold securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Funds do not calculate NAV. As a result, the market value of the Funds' investments may change on days when you cannot purchase or sell Fund shares.

     A Fund reserves the right to refuse any purchase requests, particularly those that would not be in the best interests of the Fund or its shareholders and could adversely affect the Fund or its operations. This includes those from any individual or group who, in the Fund's view, are likely to engage in excessive trading (usually defined as more than four transactions out of the Fund within a calendar year.)


HOW TO INVEST

OPENING A NEW ACCOUNT
---------------------

     The following types of investors may qualify to purchase Advisor Class shares of the Fund:

     o   Registered investment advisers;

     o   401(k) plans;

     o   Other financial intermediaries;

     o Institutional investors purchasing more than $1 million of Advisor Class shares; and

     o   Insurance Company Separate Accounts.

     The Fund reserves the right to refuse any purchase (including exchange) request, particularly requests that could adversely affect the Fund or its operations. This includes those from any individual or group who, in the Fund's view, is likely to engage in excessive trading (usually defined as more than four exchanges out of the Fund within a calendar year).

     You may purchase Advisor Class shares by mail or by wire. An Application Form accompanies this Prospectus. If you have any questions or need further information about how to purchase shares, you may call the Funds at (610) 296-1400. Please make sure to specify that you are purchasing Advisor Class shares when you place your order.

     The information in this "How to Invest" section is not applicable if you are using Advisor Class shares in connection with a variable annuity contract. Please refer to your variable annuity materials for the instructions applicable to variable annuity owners.

HOW TO MAKE PURCHASES
---------------------

     You may purchase shares on any Business Day. Shares cannot be purchased by Federal Reserve wire on days when either the NYSE or the Federal Reserve is closed.

     All investments must be made by check, ACH or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions.

     The Fund does not accept purchases made by cash or cash equivalents (for instance, you may not pay by money order, cashier's check, bank draft or travelers checks). The Fund does not accept purchases made by credit card check.

     CHECKS. For individual, sole proprietorship, joint and Uniform Gift to Minors Act ("UGMA") accounts, the check must be made payable to "Chartwell Funds". For all other accounts, the check must be made payable on its face to "Chartwell Funds".

     PURCHASES BY AUTOMATED CLEARING HOUSE ("ACH"). This service allows you to purchase additional shares through an electronic transfer of money from a checking or savings account. When you make an additional purchase by telephone, the Transfer Agent will automatically debit your pre-designated bank account for the desired amount. You may call (610) 296-1400 to request an ACH transaction.

     WIRES. Instruct your financial institution to make Federal Funds wire payment to us. Your financial institution may charge you a fee for this service.

     CANCELED OR FAILED PAYMENTS. The Fund accepts checks and ACH transfers at full value subject to collection. If your payment for shares is not received or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by the Fund or the Transfer Agent, and the Fund may redeem shares you own in the account as reimbursement. The Fund and its agents have the right to reject or cancel any purchase, exchange or redemption due to nonpayment.

PURCHASES BY MAIL

     Please complete the attached Application Form and mail it with a personal check, payable to the CHARTWELL LARGE CAP VALUE FUND or to the Chartwell SMALL CAP VALUE FUND at the following address:

     MAILING ADDRESS                         OVERNIGHT ADDRESS
     Chartwell Funds                         Chartwell Funds
     Forum Shareholder Services, LLC         Forum Shareholder Services, LLC
     P.O. Box 446                            Two Portland Square
     Portland, ME 04112                      Portland, ME 04101

PURCHASING SHARES BY WIRE

     To place an order by wire, please call the Funds at (610) 296-1400 between 8:00 a.m. and 4:00 p.m. Eastern time, on a day when the NYSE is open for trading.

     Your bank or other financial institution may send the wire to the Funds' Transfer Agent with the following instructions:

         Deutsche Bankers Trust Co., Americas
         New York, NY
         ABA # 021001033
         DDA # 01465547
         For credit to: Chartwell Large Cap Value Fund and/or
         Chartwell Small Cap Value Fund
         Account name (shareholder name)
         Shareholder account number

     Your bank or financial institution may charge a fee for sending the wire to the Funds.

PURCHASING THROUGH AN INVESTMENT BROKER

     You may buy and sell Advisor Class shares through the Funds' approved brokers and agents (together "Brokers"). An order placed with a Broker is treated as if it were placed directly with a Fund, and will be executed at the next share price calculated by the Fund. Your Broker will hold your shares in a pooled account in the Broker's name. The Advisor may pay the Broker to maintain your individual ownership information, for maintaining other required records, and for providing other shareholder services. The Broker may charge you a fee to handle your order. The Broker is responsible for processing your order correctly and promptly, keeping you advised of the status of your account, confirming your transactions and ensuring that you receive copies of the Funds' prospectus.

     Please contact your broker to see if it is an approved broker of the Advisor Class shares of the Funds and for additional information.

MINIMUM INVESTMENTS

     Your initial purchase must be at least $1,000,000. However, if you are purchasing shares through an Individual Retirement Account ("IRA"), or other retirement plan, these minimum amounts may be waived.

     Please contact the Funds at (610) 296-1400 for further information. Exceptions may be made at the Funds' discretion.

ADDITIONAL INVESTMENTS

     Additional purchases may be made for $100,000 or more. Exceptions may be made at the Funds' discretion. You may purchase additional shares of either Fund by sending a check, with the stub from your account statement, to the Funds at the addresses listed above. Please ensure that you include your account number on the check. If you do not have the stub from your account statement, include your name, address and account number on a separate statement.

     You may also make additional purchases by wire or through a Broker. Please follow the procedures described above for purchasing shares through a Broker.

MINIMUM ACCOUNT BALANCE

     Due to the relatively high administrative cost of managing small accounts, if the value of your account falls below $50,000, a Fund may redeem your shares. However, the Fund will give you 30 days' written notice to give you time to add to your account and avoid involuntary redemption of your shares. The Board of Trustees of the Funds believes this policy to be in the best interest of all shareholders.

SELLING YOUR SHARES
-------------------

     You may sell some or all of your Fund shares on any Business Day. Your redemption may result in a realized gain or loss for tax purposes. Your shares will be sold at the next net asset value calculated for the Fund after receiving your order. You may sell your shares by mail, wire or through a Broker.

SELLING YOUR SHARES BY MAIL

     You may redeem your shares by sending a written request to the Funds. You must give your account number and state the number of shares you wish to sell. You must sign the written request. If the account is in the name of more than one person, each shareholder must sign the written request. Send your written request to the Funds at:

     MAILING ADDRESS                         OVERNIGHT ADDRESS
     Chartwell Funds                         Chartwell Funds
     Forum Shareholder Services, LLC         Forum Shareholder Services, LLC
     P.O. Box 446                            Two Portland Square
     Portland, ME 04112                      Portland, ME 04101

     If the dollar amount of your redemption exceeds $100,000, you must obtain a signature guarantee (not a notarization), available from many commercial banks, savings associations, stock brokers and other NASD member firms.

SELLING YOUR SHARES BY TELEPHONE

     If you completed the "Redemption by Telephone" section of the Funds' Application Form, you may sell your shares by calling the Funds at (610) 296-1400. Your redemption will be mailed or wired according to your instructions, on the next Business Day to the bank account you designated on your Application Form. The minimum wire amount is $1,000. Your bank or financial institution may charge a fee for receiving the wire from the Funds. Telephone redemptions may not be made for IRA accounts.

     You may request telephone redemption privileges after your account is opened. However, the authorization form requires a separate signature guarantee (not a notarization). Please be aware that you may experience delays in redeeming your shares by telephone during periods of abnormal market activity. If this occurs, you may make your redemption request in writing. The telephone redemption privilege is not available if you were issued certificates for shares that remain outstanding. The telephone redemption privilege may be modified or terminated without notice.

     Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Funds are not responsible for any losses or costs incurred by following telephone instructions we reasonably believe to be genuine. If you or your financial institution transact with the Funds over the telephone, you will generally bear the risk of any loss.

     SIGNATURE GUARANTEE REQUIREMENTS. To protect you and the Fund against fraud, certain redemption options will require a signature guarantee. A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. The Fund requires written instructions signed by all registered owners, with a signature guarantee for each owner, for any of the following:

     o Written requests to redeem $50,000 or more

     o Changes to a shareholder's record name

     o Redemption from an account for which the address or account registration has changed within the last 30 days

     o Sending redemption and distribution proceeds to any person, address, brokerage firm or bank account not on record

     o Sending redemption and distribution proceeds to an account with a different registration (name or ownership) from yours

     o Adding or changing: ACH or wire instructions; telephone redemption or exchange options; or any other election in connection with your account

     The Fund reserves the right to require a signature guarantee(s) on all redemptions.

OTHER POLICIES
--------------

     Payment of your redemption proceeds will be made promptly, but not later than seven days after the receipt of your written request in proper form. If you made your initial investment by wire, payment of your redemption proceeds for those shares will not be made until one business day after your completed Account Application is received by a Fund. If you did not purchase your shares with a certified check or wire, the Fund may delay payment of your redemption proceeds for up to 15 days from date of purchase or until your check has cleared, whichever occurs first.

     The Funds may waive the minimum investment requirements for purchases by certain groups or retirement plans. All investments must be made in U.S. dollars, and checks must be drawn on U.S. banks. Third party checks are not accepted. The Funds may charge you if your check is returned for insufficient funds. The Funds reserve the right to reject any investment, in whole or in part. The IRS requires that you provide the Funds or your Broker with a taxpayer identification number and other information upon opening an account.

     You must specify whether you are subject to backup withholding. Otherwise, you may be subject to backup withholding on a portion of certain distributions and redemption proceeds.

EARNINGS AND TAXES


DIVIDENDS AND DISTRIBUTIONS

     Income dividends and capital gain distributions are normally declared and paid by each Fund to its shareholders in December of each year. The Funds may also make periodic dividend payments and distributions at other times in their discretion.

     Unless you invest through a tax-advantaged account, you will owe taxes on the dividends and distributions. Dividends and distributions are automatically reinvested in additional shares of a Fund unless you make a written request to the Fund that you would like to receive dividends and distributions in cash.

TAXES

     Please consult your tax advisor regarding your specific questions about federal, state, and local income taxes. Below we have summarized some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

     Each Fund will distribute substantially all of its net investment income and its net realized capital gains, if any. The dividends and distributions you receive may be subject to federal, state, and local taxation, depending upon your tax situation. Income distributions are generally taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains. Each sale of Fund shares may be a taxable event.

     Each Fund may be able to pass along a tax credit for foreign income tax it pays. The Fund will notify you if it gives you the credit.

     More information about taxes is in the Statement of Additional Information.

RULE 12B-1 FEES

     Each Fund has adopted a distribution plan under Rule 12b-1 that allows the Fund to pay distribution fees for the sale and distribution of its Advisor Class shares and for services provided to its shareholders. The distribution and service fee is 0.25% of a Fund's average daily net assets. Because these fees are paid out of the Funds' assets on an ongoing basis, over time these fees will increase the cost of your investment in Advisor Class shares of the Funds and may cost you more than paying other types of sales charges.

MULTIPLE CLASSINFORMATION

     The Funds offer two classes of shares - the Institutional Class and the Advisor Class. While each class invests in the same portfolio of securities, the classes have separate expense structures and shareholder privileges. The difference in the fee structures among the classes is the result of their separate arrangements for shareholder and distribution services and not the result of any difference in amounts charged by the Advisor for investment advisory services. Accordingly, the core investment advisory expenses do not vary by class.

FINANCIAL HIGHLIGHTS

     The financial highlights table is intended to help you understand the financial performance of the Advisor Class of the Funds for the fiscal periods indicated. Certain information contained in the table reflects the financial results for a single Advisor Class share. The total returns in the table represent the rate that an investor would have earned on an investment in the Funds assuming all dividends and distributions were reinvested. The information below relates to the Predecessor Funds. The Advisors' Inner Circle Fund Chartwell Large Cap Value Fund and Chartwell Small Cap Value Fund reorganized and acquired all of the assets of the Predecessor Funds on December 9, 2002. PricewaterhouseCoopers LLP, an independent public accountant served as auditor for the Predecessor Funds and has audited the Predecessor Funds' information for the fiscal year ended August 31, 2002. The financial statements and the unqualified opinion of PricewaterhouseCoopers LLP for the fiscal year ended August 31, 2002 are included in the annual report of the Funds which is available upon request by calling the Funds at (610) 296-1400.


CHARTWELL SMALL CAP VALUE FUND

FOR AN ADVISOR CLASS SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------

                                                          3/1/02++
                                                          through
                                                          8/31/02
                                                         ---------

Net asset value, beginning of period                     $   14.83
                                                         ---------
Income from investment operations:
  Net investment loss                                        (0.01)
  Net realized and unrealized loss on
   investments                                               (1.84)
                                                         ---------
     Total from investment operations                        (1.85)
  Less distributions:
   From net investment income                                 0.00
   From net realized gains                                    0.00
                                                         ---------
     Total distributions                                      0.00
   Net asset value, end of period                        $   12.98
                                                         =========
     Total return                                           (12.47%)*
                                                         =========
Ratios/supplemental data:
  Net assets, end of period (thousands)                  $     100
Ratio of expenses to average net assets:
Before expense reimbursement                                  2.40%**
  After expense reimbursement                                 1.35%**
  Ratio of net investment loss to
   average net assets:
  After expense reimbursement                                (0.14%)**
Portfolio turnover rate                                      52.09%

  * Not Annualized.
  **Annualized.
  ++Commencement of offering for Advisor Class shares.

CHARTWELL LARGE CAP VALUE FUND

FOR AN ADVISOR CLASS SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------

                                                          3/1/02++
                                                          through
                                                          8/31/02
                                                         ---------

Net asset value, beginning of period                      $  10.57
                                                         ---------
Income from investment operations:
  Net investment income                                       0.05
  Net realized and unrealized loss on
   investments                                               (1.98)
                                                         ---------
     Total from investment operations                        (1.93)
Less distributions:
   From net investment income                                 0.00
   From net realized gains                                    0.00
                                                         ---------
     Total distributions                                      0.00
   Net asset value, end of period                         $   8.64
                                                         =========
     Total return                                           (18.26%)*
                                                         =========
Ratios/supplemental data:
  Net assets, end of period (thousands)                  $       1
Ratio of expenses to average net assets:
Before expense reimbursement                                  1.53%**
  After expense reimbursement                                 1.00%**
  Ratio of net investment income to
   average net assets:
  After expense reimbursement                                 1.14%**
Portfolio turnover rate                                     190.54%


  * Not Annualized.
  **Annualized.
  ++Commencement of offering for Advisor Class shares.

ADVISOR

     Chartwell Investment Partners
     1235 Westlakes Drive
     Suite 400
     Berwyn, PA 19312
     (610) 296-1400

DISTRIBUTOR

     SEI Investments Distribution Company
     One Freedom Valley Drive
     Oaks, Pennsylvania 19456

CUSTODIAN

     Wachovia Bank, N.A.
     123 Broad Street
     Philadelphia, PA 19109

TRANSFER AGENT

     Forum Shareholder Services, LLC
     Two Portland Square
     Portland, ME 04101

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                         CHARTWELL LARGE CAP VALUE FUND

                         CHARTWELL SMALL CAP VALUE FUND

                EACH A SERIES OF THE ADVISORS' INNER CIRCLE FUND

FOR MORE INFORMATION

     For investors who want more information about the Funds, the following documents are available free upon request:


     ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual reports, you will find a discussion of market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

     STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides more detailed information about the Funds and is incorporated by reference into this Prospectus.

     You can get free copies of reports and the SAI, request other information and discuss your questions about the Funds by contacting the Funds at:

     Chartwell Investment Partners
     1235 Westlakes Drive
     Suite 400
     Berwyn, PA 19312
     (610) 296-1400

     You can review and copy information including the Funds' reports and SAI at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling 1-202-942-8090. Reports and other information about the Funds are also available:

     o Free of charge from the Commission's EDGAR database on the Commission's Internet website at http://www.sec.gov, or

     o For a fee, by writing to the Public Reference Room of the Commission, Washington, DC 20549-0102, or

     o For a fee, by electronic request at the following e-mail address: publicinfo@sec.gov. (SEC File Number: 811-06400)

                       STATEMENT OF ADDITIONAL INFORMATION
                             DATED DECEMBER 9, 2002
                         CHARTWELL LARGE CAP VALUE FUND
                         CHARTWELL SMALL CAP VALUE FUND
                                    SERIES OF
                         THE ADVISORS' INNER CIRCLE FUND

This Statement of Additional Information ("SAI") is not a prospectus, and should be read in conjunction with the prospectuses dated December 9, 2002 that offer Institutional Class and Advisor Class shares of the Chartwell Large Cap Value Fund ("Large Cap Fund") and the Chartwell Small Cap Value Fund ("Small Cap Fund"). Each of the Funds is a series of The Advisors' Inner Circle Fund (the "Trust"). The Large Cap Fund and the Small Cap Fund are sometimes referred to herein collectively as the "Funds." Chartwell Investment Partners (the "Advisor") is the advisor to the Funds. Prospectuses may be obtained by writing to the Trust or calling toll-free (610) 296-1400.

The annual report to shareholders for the Funds for the fiscal period ended August 31, 2002 is a separate document supplied with this SAI and the financial statement, accompanying notes and report of independent accountants appearing therein are incorporated by reference in this SAI.



                                TABLE OF CONTENTS

THE TRUST.........................................................................................................1
ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES AND POLICIES...................................................2
DESCRIPTION OF PERMITTED INVESTMENTS..............................................................................3
INVESTMENT LIMITATIONS...........................................................................................10
TRUSTEES AND OFFICERS OF THE TRUST...............................................................................11
THE ADVISOR......................................................................................................16
THE ADMINISTRATOR................................................................................................17
THE DISTRIBUTOR..................................................................................................18
FUND TRANSACTIONS................................................................................................19
PORTFOLIO TURNOVER...............................................................................................21
PURCHASE AND REDEMPTION OF FUND SHARES...........................................................................22
DETERMINATION OF NET ASSET VALUE.................................................................................24
DIVIDENDS AND DISTRIBUTIONS......................................................................................24
TAXES............................................................................................................25
PERFORMANCE INFORMATION..........................................................................................28
CALCULATION OF TOTAL RETURN......................................................................................29
THE TRANSFER AGENT...............................................................................................29
THE CUSTODIAN....................................................................................................29
INDEPENDENT PUBLIC ACCOUNTANTS...................................................................................29
LEGAL COUNSEL....................................................................................................29
DESCRIPTION OF SHARES............................................................................................29
SHAREHOLDER LIABILITY............................................................................................30
LIMITATION OF TRUSTEES' LIABILITY................................................................................30
CODE OF ETHICS...................................................................................................30
5% AND 25% SHAREHOLDERS..........................................................................................30
FINANCIAL STATEMENTS.............................................................................................33
APPENDIX..........................................................................................................A

THE TRUST

GENERAL. Each Fund is a separate series of the Trust, an open-end investment management company established under Massachusetts law as a Massachusetts business trust under a Declaration of Trust dated July 18, 1991, as amended February 18, 1997. The Declaration of Trust permits the Trust to offer separate series ("funds") of shares of beneficial interest ("shares"). The Trust reserves the right to create and issue shares of additional funds. Each Fund is a separate mutual fund, and each share of each Fund represents an equal proportionate interest in that Fund. All consideration received by the Trust for shares of any Fund and all assets of such Fund belong solely to that Fund and would be subject to liabilities related thereto. Generally, each Fund pays its
(i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation materials and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses and (ii) pro rata share of the Trust's other expenses, including audit and legal expenses. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets.

DESCRIPTION OF MULTIPLE CLASSES OF SHARES. The Trust is authorized to offer multiple classes of shares of its funds. Each Fund currently offers Institutional Class shares and Advisor Class shares. Additional classes may be created from time to time. The different classes provide for variations in certain distribution and shareholder servicing expenses and in the investor eligibility requirements. Sales charges and investor eligibility requirements are described in the Funds' prospectuses. The different classes provide for variations in sales charges, certain distribution and shareholder servicing expenses and in the minimum initial investment requirements. Minimum investment requirements and investor eligibility are described in the prospectus. For more information on shareholder servicing and distribution expenses, see the "Distributor."

HISTORY OF THE FUNDS. Each of the Funds was established as part of an Agreement and Plan of Reorganization ("Reorganization Plan"). As a result of the Reorganization Plan, the Large Cap Fund assumed all of the assets and liabilities of the Advisors Series Trust Chartwell Large Cap Value Fund and the Small Cap Fund assumed all of the assets and liabilities of the Advisors Series Trust Chartwell Small Cap Value Fund (each a "Predecessor Fund" and together the "Predecessor Funds"), effective December 9, 2002 (the "Reorganization Date"). Substantially all of the assets of each Predecessor Fund were transferred to its corresponding successor Fund in connection with each successor Fund's commencement of operations on the Reorganization Date. Each Fund is the successor to the corresponding Predecessor Fund's performance and financial history, and the "Performance Information" for each Fund contained in the prospectuses and this SAI reflects the historical performance of the corresponding Predecessor Fund for the periods presented prior to the Reorganization Date. Each Predecessor Fund's date of inception was October 1, 1999.

VOTING RIGHTS. Each share held entitles the shareholder of record to one vote for each dollar invested. In other words, each shareholder of record is entitled to one vote for each dollar of net asset value of the shares held on the record date for the meeting. Each Fund will vote separately on matters relating solely to it. As a Massachusetts business trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Shareholder approval will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. Under the Declaration of Trust, the Trustees have the power to liquidate each Fund without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if a Fund fails to reach a viable size within a reasonable amount of time or for some other extraordinary reason.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES AND POLICIES

The Funds' respective investment objectives and principal investment strategies are described in the prospectuses. The following information supplements, and should be read in conjunction with, the prospectuses. For a description of certain permitted investments discussed below, see "Description of Permitted Investments" in this SAI.

INVESTMENT OBJECTIVE. The investment objective of each Fund is growth of capital, with a secondary objective to provide current income. Each Fund's investment objective is fundamental, and may not be changed without the consent of shareholders. There is no assurance that either Fund will achieve its objectives.

CLASSIFICATION. The Funds are classified as "diversified" under the federal securities laws, which means as to 75% of each Fund's total assets (1) no more than 5% may be in the securities of a single issuer, and (2) neither Fund may hold more than 10% of the outstanding voting securities of a single issuer. Under applicable federal laws, the diversification of a mutual fund's holdings is measured at the time the fund purchases a security. However, if a fund purchases a security and holds it for a period of time, the security may become a larger percentage of the fund's total assets due to movements in the financial markets. If the market affects several securities held by a fund, the fund may have a greater percentage of its assets invested in securities of fewer issuers. Then a fund is subject to the risk that its performance may be hurt disproportionately by the poor performance of relatively few securities despite the fund qualifying as a diversified fund under applicable federal laws.

INVESTMENT POLICIES. This discussion supplements information contained in the Funds' Prospectuses as to the investment policies of the Funds. The Large Cap Fund invests at least 80% of its net assets in equity securities of large companies with a market capitalization in excess of $1 billion ("large cap companies") under normal market conditions. The Small Cap Fund invests at least 80% of its net assets in the equity securities of smaller companies with a market capitalization between $100 million and $2.5 billion ("small cap companies") under normal market conditions. The Funds may also invest in dollar denominated equity securities of foreign companies and in American Depositary Receipts ("ADRs").

Although the Funds will normally be as fully invested as practicable in equity securities (common stocks, preferred stocks, convertible securities and warrants) as described above, as secondary investment strategies and consistent with their investment objectives, each Fund may also invest up to 20% of its total assets in cash, cash equivalents or other short term investments, such as money market securities and repurchase agreements for liquidity and cash management purposes or if the Advisor determines that securities meeting the Fund's investment objective and policies are not otherwise readily available for purchase. For temporary defensive purposes during periods when the Advisor determines that conditions warrant, the Fund may increase this percentage up to 100%.

In addition, each Fund may purchase put and call options and engage in the writing of covered call options and secured put options, and employ a variety of other investment techniques. Specifically, a Fund may engage in the purchase and sale of stock index futures contracts and options on such futures, all as described more fully below. Such investment policies and techniques may involve a greater degree of risk than those inherent in more conservative investment approaches. The Funds will engage in such transactions to hedge existing positions and in pursuit of their investment objectives, and not for the purposes of speculation or leverage.

Each Fund may also engage in securities lending.

DESCRIPTION OF PERMITTED INVESTMENTS

The following are descriptions of the permitted investments and investment practices discussed in the "Additional Information about Investment Objectives and Policies" section and the associated risk factors. A Fund will only invest in any of the following instruments or engage in any of the following investment practices if such investment or activity is consistent with and permitted by the Fund's stated investment policies.

EQUITY SECURITIES. Equity securities represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stock, and securities convertible into common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a fund invests will cause the net asset value of a fund to fluctuate. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. The Funds purchase equity securities traded in the U.S. on registered exchanges or the over-the-counter market. Equity securities are described in more detail below.

o COMMON STOCK. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

o PREFERRED STOCK. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

o WARRANTS. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

o CONVERTIBLE SECURITIES. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a fund is called for redemption or conversion, the fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

     Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

o SMALL CAPITALIZATION ISSUERS. Investing in equity securities of small capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of smaller companies are often traded in the over-the-counter market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

FOREIGN SECURITIES AND AMERICAN DEPOSITARY RECEIPTS (ADRS). ADRs as well as other "hybrid" forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Investments in the securities of foreign issuers may subject a Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the United States.

ILLIQUID SECURITIES. Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business (within seven days) at approximately the prices at which they are valued. Because of their illiquid nature, illiquid securities must be priced at fair value as determined in good faith pursuant to procedures approved by the Trust's Board of Trustees. Despite such good faith efforts to determine fair value prices, a Fund's illiquid securities are subject to the risk that the security's fair value price may differ from the actual price which the Fund may ultimately realize upon its sale or disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to a Fund. Under the supervision of Trust's Board of Trustees, the Advisor determines the liquidity of a Fund's investments. In determining the liquidity of a Fund's investments, the Advisor may consider various factors, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security). Each of the Funds will not invest more than 15% of its net assets in illiquid securities. If the value of a Fund's holdings of illiquid securities at any time exceeds this percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

FUTURES AND OPTIONS ON FUTURES. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Each Fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on a national futures exchange regulated by the Commodities Futures Trading Commission ("CFTC"). Consistent with CFTC regulations, the Funds may use futures contracts and related options for either (i) "BONA FIDE hedging purposes," as such term is defined by the CFTC, or (ii) for other risk management purposes only to the extent that the aggregate initial margin and premiums on such positions (excluding the amount by which options on futures contracts are in the money) do not exceed 5% of the Fund's net assets. Instances in which the Fund may use futures contracts and related options for risk management purposes (other than BONA FIDE hedging) include: attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes.

An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.

When a Fund purchases or sells a futures contract, or sells an option thereon, the Fund is required to "cover" its position in order to limit leveraging and related risks. To cover its position, the Fund may maintain with its custodian bank (and marked-to-market on a daily basis), a segregated account consisting of cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise "cover" its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. The segregated account functions as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund's outstanding portfolio securities. Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the fund arising from such investment activities.

A Fund may also cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. A Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract. A Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contracts, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract.

A Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. A Fund may also cover its sale of a call option by taking positions in instruments with prices which are expected to move relatively consistently with the call option. A Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. A Fund may also cover its sale of a put option by taking positions in instruments with prices which are expected to move relatively consistently with the put option.

There are significant risks associated with a Fund's use of futures contracts and related options, including the following: (1) the success of a hedging strategy may depend on the Advisor's ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates, (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures, (3) there may not be a liquid secondary market for a futures contract or option, (4) trading restrictions or limitations may be imposed by an exchange, and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce a Fund's exposure to price fluctuations, while others tend to increase its market exposure.

OPTIONS. A Fund may purchase and write put and call options on securities or securities indices (traded on U.S. exchanges or over-the-counter markets) and enter into related closing transactions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.

The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, a Fund may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If a Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

A Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the SEC's position that OTC options are generally illiquid.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

Each Fund must cover all options it writes. For example, when a Fund writes an option on a security, index or foreign currency, it will segregate or earmark liquid assets with the Fund's custodian in an amount at least equal to the market value of the option and will maintain such coverage while the option is open. A Fund may otherwise cover the transaction by means of an offsetting transaction or other means permitted by the 1940 Act or the rules and SEC interpretations thereunder.

Each Fund may trade put and call options on securities or securities indices or currencies, as the Advisor determines is appropriate in seeking the Fund's investment objective. For example, a Fund may purchase put and call options on securities or indices to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. A Fund purchasing put and call options pays a premium therefor. If price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund, loss of the premium paid may be offset by an increase in the value of the Fund's securities or by a decrease in the cost of acquisition of securities by the Fund.

In another instance, a Fund may write covered call options on securities as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. When a Fund writes an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option written by the Fund is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option written by the Fund is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.

There are significant risks associated with a Fund's use of options, including the following: (1) the success of a hedging strategy may depend on the Advisor's ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the movement in prices of options held by the Fund and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

SECURITIES LENDING. Each Fund may lend portfolio securities to brokers,  dealers
and  other   financial
organizations that meet capital and other credit requirements or other criteria established by the Fund's Board of Trustees. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). Neither Fund will lend portfolio securities to the Advisor or its affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. Government Securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.

The Funds may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund's securities lending agent.

By lending its securities, a Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. Government Securities or letters of credit are used as collateral. Each Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon a Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

SHORT-TERM INVESTMENTS. The Funds may invest in any of the following securities and instruments for cash management or other purposes:

OBLIGATIONS OF DOMESTIC BANKS, FOREIGN BANKS AND FOREIGN BRANCHES OF U.S. BANKS. A Fund may invest in obligations issued by banks and other savings institutions. Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by a Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. The Funds may invest in U.S. dollar-denominated obligations of domestic branches of foreign banks and foreign branches of domestic banks only when the Advisor believes that the risks associated with such investment are minimal and that all applicable quality standards have been satisfied. Bank obligations include the following:

o BANKERS' ACCEPTANCES. Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Corporations use bankers' acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

o CERTIFICATES OF DEPOSIT. Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

o TIME DEPOSITS. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.

COMMERCIAL PAPER AND SHORT-TERM NOTES. The Funds may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

Commercial paper and short-term notes will consist of issues rated at the time of purchase "A-2" or higher by Standard & Poor's Ratings Group, "Prime-1" or "Prime-2" by Moody's Investors Service, Inc., or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Advisor to be of comparable quality. These rating symbols are described in the Appendix.

REPURCHASE AGREEMENTS. A Fund may enter into repurchase agreements with financial institutions. The Funds each follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with creditworthy financial institutions whose condition will be continually monitored by the Advisor. The repurchase agreements entered into by a Fund will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement (the Advisor monitors compliance with this requirement). Under all repurchase agreements entered into by a Fund, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral. However, the exercising of each Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of each of the Funds, not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by that Fund, amounts to more than 15% of the Fund's total assets. The investments of each of the Funds in repurchase agreements, at times, may be substantial when, in the view of the Advisor, liquidity or other considerations so warrant.

SECURITIES OF OTHER INVESTMENT COMPANIES. The Funds may invest in shares of other investment companies. A Fund may invest in money market mutual funds in connection with its management of daily cash positions. Securities of other investment companies, including shares of closed-end investment companies, unit investment trusts, open-end investment companies, and real estate investment trusts represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market. Federal securities laws limit the extent to which a fund can invest in securities of other investment companies. A Fund is prohibited from acquiring the securities of another investment company if, as a result of such acquisition: (1) the Fund owns more than 3% of the total voting stock of the other company; (2) securities issued by any one investment company represent more than 5% of the Fund's total assets; or (3) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund.

INVESTMENT LIMITATIONS

FUNDAMENTAL POLICIES. Each Fund's investment objective and the following are fundamental policies of the Funds and cannot be changed with respect to a Fund without the consent of the holders of a majority of a Fund's outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of a Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of a Fund's outstanding shares, whichever is less.

Each Fund is diversified.  This means that as to 75% of each Fund's total assets
(1) no more than 5% may be in the securities of a single issuer, and (2) neither Fund may hold more than 10% of the outstanding voting securities of a single issuer.

In addition, neither Fund may:

1. Make loans to others, except that each Fund may: (a) purchase debt securities in accordance with its investment objective and policies; (b) enter into repurchase agreements and (c) lend its portfolio securities.

2. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies that either obligate a Fund to purchase securities or require a Fund to segregate assets are not considered to be borrowing. Asset coverage of at least 300% is required for all borrowings, except where a Fund has borrowed for temporary purposes in an amount not exceeding 5% of its total assets.

3. Mortgage, pledge or hypothecate any of its assets except in connection with any borrowings.

4. Purchase securities on margin, participate on a joint or joint and several basis in any securities trading account, or underwrite securities. (Does not preclude the Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities.)

5. Purchase or sell real estate, physical commodities or commodity contracts, except that a Fund may purchase: (a) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities, commodities contracts, and (ii) commodities contracts relating to financial instruments, such as financial futures and options on such contracts.

6. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Fund from (a) making any permitted borrowings, mortgages or pledges or (b) entering into options, futures or repurchase transactions.

7. Invest 25% or more of the market value of its assets in the securities of companies engaged in any one industry, except that this restriction does not apply to investments in the securities of the U.S. Government, its agencies or instrumentalities.

NON-FUNDAMENTAL POLICIES. The following investment limitations of the Funds are non-fundamental and may be changed by the Trust's Board of Trustees without shareholder approval. A Fund may not:

8.   Invest in any issuer for purposes of exercising control or management.

9. Invest in securities of other investment companies except as permitted under the 1940 Act.

10. Invest, in the aggregate, more than 15% of its net assets in illiquid securities.

11. With respect to the Large Cap Fund, invest less than 80% of its net assets, under normal circumstances, in equity securities of large cap companies. This non-fundamental policy may be changed by the Board of Trustees upon at least 60 days' notice to Fund shareholders.

12. With respect to the Small Cap Fund, invest less than 80% of its net assets, under normal circumstances, in equity securities of small cap companies. This non-fundamental policy may be changed by the Board of Trustees upon at least 60 days' notice to Fund shareholders.

The foregoing percentages are: (i) based on total assets (except for the limitation on illiquid securities which is based on net assets); (ii) will apply at the time a transaction is effected; and (iii) shall not be considered violated unless an excess or deficiency occurs or exists immediately after as a result of a purchase of a security.

TRUSTEES AND OFFICERS OF THE TRUST

BOARD RESPONSIBILITIES. The management and affairs of the Trust and the Funds are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. Each Trustee is responsible for overseeing each of the Funds and each of the Trust's additional 45 funds, which includes funds not described in this SAI. The Trustees have approved contracts, as described above, under which certain companies provide essential management services to the Trust.

MEMBERS OF THE BOARD. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, Oaks, Pennsylvania 19456.

ROBERT A. NESHER (DOB  08/17/46)  - Chairman  of the Board of  Trustees*  (Since
1991) - Currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. Executive Vice President of SEI Investments, 1986-1994. Director and Executive Vice President of the Administrator and the Distributor, 1981-1994. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, Bishop Street Funds, The Expedition Funds, The MDL Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

JOHN T. COONEY (DOB 01/20/27) - Trustee (Since 1993) - Vice Chairman of Ameritrust Texas N.A., 1989-1992, and MTrust Corp., 1985-1989. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, The MDL Funds, and The Expedition Funds.

WILLIAM M. DORAN (DOB 05/26/40) - Trustee* (Since 1992) - 1701 Market Street, Philadelphia, PA 19103. Partner, Morgan, Lewis & Bockius LLP (law firm), counsel to the Trust, SEI Investments, the

Administrator and the Distributor. Director of SEI Investments since 1974; Secretary of SEI Investments since 1978. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, The MDL Funds, The Expedition Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

ROBERT A. PATTERSON (DOB 11/05/27) - Trustee (Since 1993) - Pennsylvania State University, Senior Vice President, Treasurer (Emeritus); Financial and Investment Consultant, Professor of Transportation since 1984; Vice President-Investments, Treasurer, Senior Vice President (Emeritus), 1982-1984. Director, Pennsylvania Research Corp.; Member and Treasurer, Board of Trustees of Grove City College. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, The MDL Funds, and The Expedition Funds.

EUGENE B. PETERS (DOB 06/03/29) - Trustee (Since 1993) - Private investor from 1987 to present. Vice President and Chief Financial Officer, Western Company of North America (petroleum service company), 1980-1986. President of Gene Peters and Associates (import company), 1978-1980. President and Chief Executive Officer of Jos. Schlitz Brewing Company before 1978. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, The MDL Funds, and The Expedition Funds.

JAMES M. STOREY (DOB 04/12/31) - Trustee (Since 1994) - Partner, Dechert Price & Rhoads, September 1987 - December 1993; Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, The MDL Funds, The Expedition Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

GEORGE J. SULLIVAN, JR. (DOB 11/13/42) - Trustee (Since 1999) - Chief Executive Officer, Newfound Consultants Inc. since April 1997. General Partner, Teton
Partners,  L.P.,  June 1991-  December  1996;  Chief  Financial  Officer,  Noble
Partners, L.P., March 1991-December 1996; Treasurer and Clerk, Peak Asset Management, Inc., since 1991; Trustee, Navigator Securities Lending Trust, since 1995. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, The MDL Funds, The Expedition Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

* Messrs. Nesher and Doran are Trustees who may be deemed to be "interested" persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Trust's Distributor.

BOARD STANDING COMMITTEES. The Board has established the following standing committees:

AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Trust's independent auditor and whether to terminate this relationship; reviewing the independent auditors' compensation, the proposed scope and terms of its engagement, and the firm's independence; serving as a channel of communication between the independent auditor and the Trustees; reviewing the results of each external audit, including any qualifications in the independent auditors' opinion, any related management letter, management's responses to recommendations made by the independent auditors in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; reviewing the Trust's audited financial statements and considering any significant disputes between the Trust's management and the independent auditor that arose in connection with the preparation of those financial statements; considering, in consultation with the independent auditors and the Trust's senior internal accounting executive, if any, the independent auditors' report on the adequacy of the Trust's internal financial controls; reviewing, in consultation with the Trust's independent auditors, major changes regarding auditing and accounting principles and practices to be followed when preparing the Trust's financial statements; and other audit related matters. Messrs. Cooney, Patterson, Peters, Storey and Sullivan currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary, and met three times in the most recently completed Trust fiscal year.

FAIR VALUE PRICING COMMITTEE. The Board has a standing Fair Value Pricing Committee that is composed of at least one Trustee and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibilities of the Fair Value Pricing Committee are to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board. Mr. Nesher currently serves as the Board's delegate on the Fair Value Pricing Committee. The Fair Value Pricing Committee meets periodically, as necessary, and met three times in the most recently completed Trust fiscal year.

NOMINATING COMMITTEE. The Board has a standing Nominating Committee that is composed of each of the independent Trustees of the Trust. The principal responsibility of the Nominating Committee is to consider, recommend and nominate candidates to fill vacancies on the Trust's Board, if any. The Nominating Committee does not have specific procedures in place to consider nominees recommended by shareholders, but would consider such nominees if submitted in accordance with Rule 14a-8 of the 1934 Act in conjunction with a shareholder meeting to consider the election of Trustees. Messrs. Cooney, Patterson, Peters, Storey and Sullivan currently serve as members of the Nominating Committee. The Nominating Committee meets periodically, as necessary, and did not meet in during the most recently completed Trust fiscal year.

BOARD CONSIDERATIONS IN APPROVING THE ADVISORY AGREEMENT. As discussed in the section of this SAI entitled "The Advisor," Board continuance of the Advisory Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Funds and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board of Trustees calls and holds a meeting to decide whether to renew the Advisory Agreement for the upcoming year. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Advisor. The Trustees use this information, as well as other information that the Advisor and other Fund service providers may submit to the Board, to help them decide whether to renew the Advisory Agreement for another year.

Before approving the Advisory Agreement, the Board requested and received written materials from the Advisor about: (a) the quality of the Advisor's investment management and other services; (b) the Advisor's investment management personnel; (c) the Advisor's operations and financial condition; (d) the Advisor's brokerage practices (including any soft dollar arrangements) and investment strategies; (e) the level of the advisory fees that the Advisor charges the Funds compared with the fees it charges to comparable mutual funds or accounts (if any); (f) each Fund's overall fees and operating expenses compared with similar mutual funds; (g) the level of the Advisor's profitability from its Fund-related operations; (h) the Advisor's compliance systems; (i) the Advisor's policies on and compliance procedures for personal securities transactions; (j) the Advisor's reputation, expertise and resources in domestic financial markets; and (k) the Funds' performance compared with similar mutual funds.

At the meeting, representatives from the Advisor presented additional oral and written information to the Board to help the Board evaluate the Advisor's fee and other aspects of the Advisory Agreement. Other Fund service providers also provided the Board with additional information at the meeting. The Trustees then discussed the written materials that the Board received before the meeting and the Advisor's oral presentation and any other information that the Board received or discussed at the meeting, and deliberated on the renewal of the Advisory Agreement in light of this information. In its deliberations, the Board did not identify any single piece of information that was all-important, controlling or determinative of its decision.

Based  on the  Board's  deliberations  and  its  evaluation  of the  information described above, the Board, including all of the independent Trustees, unanimously: (a) concluded that terms of the Agreement are fair and reasonable;
(b) concluded that the Advisor's fees are reasonable in light of the services that the Advisor provides to the Funds; and (c) agreed to approve the Advisory Agreement for an initial period of two years.

FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of the Funds as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.



------------------ ------------------------------------------------ ------------------------------------------------
      NAME               DOLLAR RANGE OF FUND SHARES (FUND)*         AGGREGATE DOLLAR RANGE OF SHARES (ALL FUNDS)*
------------------ ------------------------------------------------ ------------------------------------------------
Nesher                          None (Large Cap Fund)
                                None (Small Cap Fund)
------------------ ------------------------------------------------
Cooney                          None (Large Cap Fund)
                                None (Small Cap Fund)
------------------ ------------------------------------------------
Doran                           None (Large Cap Fund)
                                None (Small Cap Fund)
------------------ ------------------------------------------------
Patterson                       None (Large Cap Fund)                                    None
                                None (Small Cap Fund)
------------------ ------------------------------------------------
Peters                          None (Large Cap Fund)
                                None (Small Cap Fund)
------------------ ------------------------------------------------
Storey                          None (Large Cap Fund)
                                None (Small Cap Fund)
------------------ ------------------------------------------------
Sullivan                        None (Large Cap Fund)
                                None (Small Cap Fund)
------------------ ------------------------------------------------ ------------------------------------------------
* Valuation date is December 31, 2001.


BOARD COMPENSATION. The Trust paid the following fees to the Trustees during its most recently completed fiscal year.


------------------ ----------------------- ------------------------ ----------------------- ------------------------
                                            PENSION OR RETIREMENT      ESTIMATED ANNUAL       TOTAL COMPENSATION
                          AGGREGATE          BENEFITS ACCRUED AS        BENEFITS UPON         FROM THE TRUST AND
      NAME              COMPENSATION        PART OF FUND EXPENSES         RETIREMENT             FUND COMPLEX*
------------------ ----------------------- ------------------------ ----------------------- ------------------------
Nesher                       $0                      N/A                     N/A                      $0
------------------ ----------------------- ------------------------ ----------------------- ------------------------
Cooney                     $9,867                    N/A                     N/A                    $9,867
------------------ ----------------------- ------------------------ ----------------------- ------------------------

------------------ ----------------------- ------------------------ ----------------------- ------------------------
                                            PENSION OR RETIREMENT      ESTIMATED ANNUAL       TOTAL COMPENSATION
                          AGGREGATE          BENEFITS ACCRUED AS        BENEFITS UPON         FROM THE TRUST AND
      NAME              COMPENSATION        PART OF FUND EXPENSES         RETIREMENT             FUND COMPLEX*
------------------ ----------------------- ------------------------ ----------------------- ------------------------
------------------ ----------------------- ------------------------ ----------------------- ------------------------
Doran                        $0                      N/A                     N/A                      $0
------------------ ----------------------- ------------------------ ----------------------- ------------------------
Patterson                  $9,867                    N/A                     N/A                    $9,867
------------------ ----------------------- ------------------------ ----------------------- ------------------------
Peters                     $9,867                    N/A                     N/A                    $9,867
------------------ ----------------------- ------------------------ ----------------------- ------------------------
Storey                     $9,867                    N/A                     N/A                    $9,867
------------------ ----------------------- ------------------------ ----------------------- ------------------------
Sullivan                   $9,867                    N/A                     N/A                    $9,867
------------------ ----------------------- ------------------------ ----------------------- ------------------------


* The Trust is the only investment company in the "Fund Complex."

TRUST OFFICERS. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Executive Officers of the Trust. Unless otherwise noted, the business address of each Officer is SEI Investments Company, Oaks, Pennsylvania 19456. None of the Officers receive compensation from the Trust for their services.

Certain officers of the Trust also serve as officers of some or all of the following: Alpha Select Funds, Amerindo Funds Inc., The Arbor Fund, Armada Funds, The Armada Advantage Fund, Bishop Street Funds, Causeway Capital Management Trust, CNI Charter Funds, Excelsior Funds, Inc., Excelsior Funds Trust, Excelsior Tax-Exempt Funds, Inc., The Expedition Funds, First Focus Funds, Inc., HighMark Funds, iShares, Inc., iShares Trust, JohnsonFamily Funds, Inc., The MDL Funds, The Nevis Fund, Inc., Oak Associates Funds, The PBHG Funds, Inc., PBHG Insurance Series Fund, Inc., Pitcairn Funds, Schroder Series Trust, Schroder Capital Funds, Schroder Fund Advisors, Inc., SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds, STI Classic Variable Trust, Turner Funds and UAM Funds Trust, each of which is an open-end management investment company managed by SEI Investments Global Funds Services or its affiliates and, except for PBHG Advisor Funds, Inc. and UAM Funds Trust, distributed by SEI Investments Distribution Co.

JAMES R. FOGGO (DOB 06/30/64) - President (since 2000) - Vice President and Assistant Secretary of SEI Investments since 1998. Vice President and Assistant Secretary of the Administrator and the Distributor since May 1999. Associate, Paul Weiss, Rifkind, Wharton & Garrison (law firm), 1998. Associate, Baker & McKenzie (law firm), 1995-1998. Associate, Battle Fowler L.L.P. (law firm), 1993-1995. Operations Manager, The Shareholder Services Group, Inc., 1986-1990.

TIMOTHY D. BARTO (DOB 03/28/68) - Vice President and Assistant  Secretary (since
2000) - Employed by SEI Investments since October 1999. Vice President and Assistant Secretary of the Administrator and Distributor since December 1999. Associate at Dechert Price & Rhoads, 1997-1999. Associate, at Richter, Miller & Finn, 1994-1997.

TODD B. CIPPERMAN (DOB 02/14/66) - Vice President and Assistant Secretary (since
1995) - Senior Vice President and General Counsel of SEI Investments; Senior Vice President, General Counsel and Secretary of the Administrator and the Distributor since 2000. Vice President and Assistant Secretary of SEI Investments, the Administrator and the Distributor, 1995-2000. Associate, Dewey Ballantine (law firm), 1994-1995. Associate, Winston & Strawn (law firm), 1991-1994.

LYDIA A. GAVALIS (DOB 06/05/64) - Vice President and Assistant  Secretary (since
1998) - Vice President and Assistant Secretary of SEI Investments, the Administrator and the Distributor since 1998. Assistant General Counsel and Director of Arbitration, Philadelphia Stock Exchange, 1989-1998.

CHRISTINE M. MCCULLOUGH (DOB 12/02/60) - Vice President and Assistant Secretary (since 2000) - Employed by SEI Investments since November 1, 1999. Vice President and Assistant Secretary of the Administrator and the Distributor since December 1999. Associate at White and Williams LLP, 1991-1999. Associate at Montgomery, McCracken, Walker & Rhoads, 1990-1991.

SHERRY K. VETTERLEIN (DOB 06/22/62) - Vice President and Assistant Secretary (since 2001) - Vice President and Assistant Secretary of the Administrator and the Distributor since January 2001. Shareholder/Partner, Buchanan Ingersoll Professional Corporation 1992-2000.

WILLIAM E.  ZITELLI,  JR. (DOB 6/14/68) - Vice  President  and Secretary  (since
2000) - Vice President and Assistant Secretary of the Administrator and Distributor since August 2000. Vice President, Merrill Lynch & Co. Asset Management Group (1998 - 2000). Associate at Pepper Hamilton LLP (1997 - 1998). Associate at Reboul, MacMurray, Hewitt, Maynard & Kristol (1995- 1997).

JENNIFER SPRATLEY (DOB 02/13/69) - Controller and Chief Financial Officer (since
2001) - Director, SEI Funds Accounting since November 1999. Audit Manager, Ernst & Young LLP, 1991-1999.

JOHN C. MUNCH (DOB  05/07/71) - Vice  President and Assistant  Secretary  (since
2002) - Vice President and Assistant Secretary of the Administrator and Distributor since November 2001. Associate at Howard Rice Nemorvoski Canady Falk & Rabkin, 1998-2001. Associate at Seward & Kissel, 1996-1998.

JOHN MUNERA (DOB 01/14/63) - Vice President and Assistant Secretary - Middle Office Compliance Officer at SEI Investments since 2000. Supervising Examiner at Federal Reserve Bank of Philadelphia (1998-2000). B.A. Political Science, University of Pennsylvania, 1986; MBA Temple University, 2000.

THE ADVISOR

GENERAL. Chartwell Investment Partners is a professional investment management firm registered with the SEC under the Investment Advisers Act of 1940. The principal business address of the Advisor is 1235 Westlakes Drive, Suite 400, Berwyn, PA 19312. Chartwell is wholly owned by its employees. As of November 30, 2002, total assets under management were approximately $4.8 billion.

ADVISORY AGREEMENT WITH THE TRUST. The Trust and the Advisor have entered into an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Advisor serves as the investment advisor and makes the investment decisions for each of the Funds and continuously reviews, supervises and administers the investment program of each Fund, subject to the supervision of, and policies established by, the Trustees of the Trust. The continuance of the Advisory Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to any Fund, by a majority of the outstanding shares of that Fund, on not less than 30 days' nor more than 60 days' written notice to the Advisor, or by the Advisor on 90 days' written notice to the Trust. The Advisory Agreement provides that the Advisor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

ADVISORY FEES PAID TO THE ADVISOR. In consideration of the services provided by the Advisor pursuant to the Advisory Agreement, the Advisor is entitled to receive from each Fund an investment advisory fee computed daily and paid monthly based on a rate equal to a percentage of the Fund's average daily net assets specified in the prospectuses. However, the Advisor may voluntarily agree to waive a portion of the fees payable to it on a month-to-month basis. In addition, the Advisor may, from its own resources, compensate broker-dealers whose clients purchase shares of the Funds.

The Advisor has contractually agreed to reduce fees payable to it by the Funds and to pay Fund operating expenses to the extent necessary to limit each Fund's aggregate annual operating expenses (excluding interest and tax expenses) to the limit set forth in the Expense Tables contained in the prospectuses (the "expense cap"). Any such reductions made by the Advisor in its fees or payment of expenses which are a Fund's obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years. Any such reimbursement is also contingent upon Board of Trustees' subsequent review and ratification of the reimbursed amounts. Such reimbursement may not be paid prior to a Fund's payment of current ordinary operating expenses.

For the fiscal period commencing October 1, 1999 and ended August 31, 2000, and the fiscal years ended August 31, 2001 and 2002, the Predecessor Funds paid the Advisor the following advisory fees:

---------------------- ---------------------------------------------- ----------------------------------------------
        FUND                             FEES PAID                                    FEES WAIVED*
---------------------- ---------------------------------------------- ----------------------------------------------
                            2000           2001            2002            2000           2001            2002
---------------------- --------------- -------------- --------------- --------------- -------------- ---------------
Large Cap Fund               $0           $12,373         $6,889         $24,155         $84,611        $101,510
---------------------- --------------- -------------- --------------- --------------- -------------- ---------------
Small Cap Fund               $0             $0              $0            $6,395         $31,727        $73,003
---------------------- --------------- -------------- --------------- --------------- -------------- ---------------

* For the fiscal period ended August 31, 2000, the Advisor additionally reimbursed expenses of $79,061 for the Large Cap Fund and $106,719 for the Small Cap Fund to maintain the stated expense cap under its contractual fee waiver agreement with the Funds. For the fiscal period ended August 31, 2001, the Advisor additionally reimbursed expenses of $56,332 for the Small Cap Fund to maintain the stated expense cap under its contractual fee waiver agreement with the Funds. For the fiscal period ended August 31, 2002, the Advisor additionally reimbursed expenses of $26,648 for the Small Cap Fund to maintain the stated expense cap under its contractual fee waiver agreement with the Funds.

THE ADMINISTRATOR

GENERAL. SEI Investments Global Funds Services (the "Administrator"), a Delaware business trust, has its principal business offices at Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to the following other mutual funds including, but without limitation: Alpha Select Funds, Amerindo Funds Inc., The Arbor Fund, Armada Funds, The Armada Advantage Fund, Bishop Street Funds, Causeway Capital Management Trust, CNI Charter Funds, Excelsior

Funds, Inc., Excelsior Funds Trust, Excelsior Tax-Exempt Funds, Inc., Expedition Funds, First Focus Funds, Inc., HighMark Funds, JohnsonFamily Funds, Inc., The MDL Funds, The Nevis Fund, Inc., Oak Associates Funds, PBHG Funds, Inc., PBHG Insurance Series Fund, Inc., Pitcairn Funds, Schroder Series Trust, Schroder Capital Funds, Schroder Fund Advisors, Inc., SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds, STI Classic Variable Trust, Turner Funds and UAM Funds Trust.

ADMINISTRATION AGREEMENT WITH THE TRUST. The Trust and the Administrator have entered into an administration agreement (the "Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. The Administrator also serves as the shareholder servicing agent for each Fund under a shareholder servicing agreement with the Trust pursuant to which the Administrator provides certain shareholder services in addition to those set forth in the Administration Agreement.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement shall remain in effect for a period of one year after the effective date of the agreement and shall continue in effect for successive periods of two years unless terminated by either party on not less than 90 days' prior written notice to the other party.

ADMINISTRATION FEES PAID TO THE ADMINISTRATOR. For its services under the Administration Agreement, the Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.10% for the first $250 million in assets and 0.09% for all assets greater than $250 million. The minimum fee is $30,000 for both portfolios, apportioned to the Funds as a percentage of average daily net assets. Due to these minimums, the annual administration fee the Funds pay will exceed the above percentages at low asset levels. For the fiscal period commencing October 1, 1999 and ended August 31, 2000, and the fiscal years ended August 31, 2001 and 2002, the Predecessor Funds paid the following administration fees:


-------------------------------------- --------------------------------------------------------------------------
                FUND                                              ADMINISTRATION FEE*
-------------------------------------- --------------------------------------------------------------------------
                                                2000                     2001                     2002
-------------------------------------- ------------------------ ------------------------ ------------------------
Large Cap Fund                                 $27,616                  $41,936                  $46,374
-------------------------------------- ------------------------ ------------------------ ------------------------
Small Cap Fund                                 $27,616                  $30,000                  $37,356
-------------------------------------- ------------------------ ------------------------ ------------------------

*    U.S.   Bancorp   Fund   Services,    LLC   (formerly   Investment   Company
     Administration, LLC) served as the administrator to the Predecessor Funds.


THE DISTRIBUTOR

The Trust and SEI Investments Distribution Co. (the "Distributor"), a wholly owned subsidiary of SEI Investments and an affiliate of the Administrator, are parties to a distribution agreement dated November 14, 1991 (the "Distribution Agreement") whereby the Distributor acts as principal underwriter for the Trust's shares.

The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to any Fund, by a majority of the outstanding shares of that Fund, upon not more than 60 days' written notice by either party. The Distribution Agreement provides that the Distributor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

DISTRIBUTION PLAN. The Trust has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons (as defined by the 1940 Act) of any party to the Distribution Agreement ("Qualified Trustees"). The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding shares of the Trust. All material amendments of the Plan will require approval by a majority of the Trustees of the Trust and of the Qualified Trustees.

The Plan provides that Advisor Class shares of the Funds will pay the Distributor a fee of .25% of each Fund's average daily net assets attributable to Advisor Class shares which the Distributor may make payments pursuant to written agreements to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies including, without limit, investment counselors, broker-dealers and the Distributor's affiliates and subsidiaries (collectively, "Agents") as compensation for services, reimbursement of expenses incurred in connection with distribution assistance or provision of shareholder services. The Plan is characterized as a reimbursement plan since the distribution fee will be paid to the Distributor as reimbursement for, or in anticipation of, expenses incurred for distribution related activity. Investors should understand that some Agents may charge their clients fees in connection with purchases of shares or the provision of shareholder services with respect to shares. The Trust intends to operate the Plan in accordance with its terms and with the NASD rules concerning sales charges.

For the fiscal year ended August 31, 2002, the Advisor Class shares of the Fund paid the Distributor the following fees pursuant to the Plan:

---------------------------------------------------- ---------------------------------------------------------------
                                                                            12B-1 FEES PAID
---------------------------------------------------- ---------------------------------------------------------------
                                                                                  2002
---------------------------------------------------- ---------------------------------------------------------------
               LARGE CAP VALUE FUND                                                $2
---------------------------------------------------- ---------------------------------------------------------------
               SMALL CAP VALUE FUND                                               $67
---------------------------------------------------- ---------------------------------------------------------------


FUND TRANSACTIONS

BROKERAGE TRANSACTIONS. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, a Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When a Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Advisor may place a combined order for two or more accounts it manages, including a Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or Fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Advisor and the Trust's Board of Trustees that the advantages of combined orders outweigh the possible disadvantages of separate transactions. Nonetheless, the Advisor believes that the ability of a Fund to participate in higher volume transactions will generally be beneficial to the Fund.

For the fiscal period commencing October 1, 1999 and ended August 31, 2000, and the fiscal years ended August 31, 2001 and 2002, the Predecessor Funds paid the following aggregate brokerage commissions on portfolio transactions:

---------------------------- --------------------------------------------------------------------------------------
           FUND                              AGGREGATE DOLLAR AMOUNT OF BROKERAGE COMMISSIONS PAID
---------------------------- --------------------------------------------------------------------------------------
                                        2000                         2001                         2002
---------------------------- ---------------------------- ---------------------------- ----------------------------
Large Cap Fund                         $24,380                      $95,621                     $125,914
---------------------------- ---------------------------- ---------------------------- ----------------------------
Small Cap Fund                         $3,534                       $17,311                      $42,163
---------------------------- ---------------------------- ---------------------------- ----------------------------

BROKERAGE SELECTION. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Funds' Advisor may select a broker based upon brokerage or research services provided to the Advisor. The Advisor may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Advisor, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Advisor may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing  or  selling  securities,  and  the  availability  of  securities  or purchasers  or  sellers of  securities;  (2)  furnishing  analyses  and  reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Advisor believes that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to the Fund.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Advisor may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Advisor will be in addition to and not in lieu of the services required to be performed by the Funds' Advisor under the Advisory Agreement. Any advisory or other fees paid to the Advisor are not reduced as a result of the receipt of research services.

In some cases the Advisor may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Advisor makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Advisor will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Advisor faces a potential conflict of interest, but the Advisor believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Funds may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the adviser with research services. The NASD has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

For the Trust's most recently completed fiscal year, the Predecessor Funds paid the following commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Advisor:

---------------------- ----------------------------------------------- ----------------------------------------------
        FUND            TOTAL DOLLAR AMOUNT OF BROKERAGE COMMISSIONS        TOTAL DOLLAR AMOUNT OF TRANSACTIONS
                                   FOR RESEARCH SERVICES               INVOLVING BROKERAGE COMMISSIONS FOR RESEARCH
                                                                                         SERVICES
---------------------- ----------------------------------------------- ----------------------------------------------
Large Cap Fund                            $20,925                                       $13,846,622
---------------------- ----------------------------------------------- ----------------------------------------------
Small Cap Fund                            $15,797                                       $7,639,375
---------------------- ----------------------------------------------- ----------------------------------------------

BROKERAGE WITH FUND AFFILIATES. A Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund, the Advisor or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. Under the 1940 Act and the 1934 Act, affiliated broker-dealers are permitted to receive and retain compensation for effecting portfolio transactions for the Fund on an exchange if a written contract is in effect between the affiliate and the Fund expressly permitting the affiliate to receive and retain such compensation. These rules further require that commissions paid to the affiliate by the Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Funds, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

For the fiscal period commencing October 1, 1999 and ended August 31, 2000, and the fiscal years ended August 31, 2001 and 2002, the Predecessor Funds did not engage in portfolio transactions effected by affiliated brokers.

SECURITIES OF "REGULAR BROKER-DEALERS." A Fund is required to identify any securities of its "regular brokers and dealers" (as such term is defined in the 1940 Act) which the Fund may hold at the close of its most recent fiscal year. As of August 31, 2002, the Funds held no securities of its regular brokers and dealers.

PORTFOLIO TURNOVER

Although the Funds generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of them they have been held when, in the opinion of the Advisor, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in a Fund's portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. For the fiscal years ended August 31, 2001 and 2002, the Large Cap Fund had a portfolio turnover rate of 173.68% and 190.54% respectively. For the fiscal years ended August 31, 2001 and 2002, the Small Cap Fund had a portfolio turnover rate of 68.13% and 52.09%, respectively.

PURCHASE AND REDEMPTION OF FUND SHARES

The information provided below supplements the information contained in the Funds' prospectuses regarding the purchase and redemption of Fund shares.

HOW TO BUY SHARES. Fund shares are purchased at the net asset value next determined after the Transfer Agent receives your order in proper form. In most cases, in order to receive that day's public offering price, the Transfer Agent must receive your order in proper form before the close of regular trading on the NYSE, currently 4:00 p.m., Eastern Time. Orders are in proper form only after investment money is converted to U.S. dollars. Orders paid by check and received by 4:00 p.m., Eastern Time, will generally be available for the purchase of shares the following business day.

You may purchase Advisor Class shares only under limited circumstances. The following types of investors may qualify to purchase Advisor Class shares of the
Funds: (1) registered investment advisers, (2) 401(k) plans, (3) other financial intermediaries, (4) institutional investors purchasing more than $1 million of Advisor Class shares, and (5) insurance company separate accounts.

The information in this "How to Buy Shares" section is not applicable if you are using Advisor Class shares in connection with a variable annuity contract. Please refer to your variable annuity materials for the instructions applicable to variable annuity owners.

If you are considering redeeming or transferring shares to another person shortly after purchase, you should pay for those shares with a certified check to avoid any delay in redemption or transfer. Otherwise a Fund may delay payment until the purchase price of those shares has been collected, which may take up to 15 calendar days. To eliminate the need for safekeeping, the Funds will not issue certificates for your shares.

The Trust reserves the right in its sole discretion (1) to suspend the continued offering of the Funds' shares, (2) to reject purchase orders in whole or in part when in the judgment of the Advisor or the Distributor such rejection is in the best interest of the Funds, and (3) to reduce or waive the minimum for initial and subsequent investments for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of the Funds' shares.

Selected securities brokers, dealers or financial intermediaries may offer shares of the Funds. Investors should contact these agents directly for appropriate instructions, as well as information pertaining to accounts and any service or transaction fees that may be charged by those agents. Purchase orders through securities brokers, dealers and other financial intermediaries are effected at the next-determined net asset value after receipt of the order by such agent before the Funds' daily cutoff time, currently the close of regular trading on the NYSE. Orders received after that time will be purchased at the next-determined net asset value.

The Funds and the Advisor have arrangements with certain brokerage firms and financial institutions to provide administrative, shareholder subaccounting and other services, including sales-related services. The Advisor, not the Funds, compensates these organizations for their services based on the amount of customer assets maintained in the Funds by such organizations. The payment of such compensation by the Advisor will not affect the expense ratios of the Funds.

HOW TO SELL SHARES. You can sell your Fund shares any day the NYSE is open for regular trading, either directly to the Fund or through your investment representative. A Fund will forward redemption proceeds or redeem shares for which it has collected payment of the purchase price.

Payments to shareholders for shares of a Fund redeemed directly from the Fund will be made as promptly as possible but no later than seven days after receipt by the Fund's Transfer Agent of the written request in proper form, with the appropriate documentation as stated in the prospectuses, except that a Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of the Fund's shareholders. At various times, a Fund may be requested to redeem shares for which it has not yet received confirmation of good payment; in this circumstance, the Fund may delay the payment of the redemption proceeds until payment for the purchase of such shares has been collected and confirmed to the Fund.

SELLING SHARES DIRECTLY TO THE FUND. Send a signed letter of instruction to the Transfer Agent. The price you will receive is the next net asset value calculated after the Fund receives your request in proper form. In order to receive that day's net asset value, the Transfer Agent must receive your request before the close of regular trading on the NYSE.

SELLING SHARES THROUGH YOUR INVESTMENT REPRESENTATIVE. Your investment representative must receive your request before the close of regular trading on the NYSE to receive that day's net asset value. Your investment representative will be responsible for furnishing all necessary documentation to the Transfer Agent, and may charge you for its services. If you sell shares having a net asset value of $100,000 or more, a signature guarantee is required.

If you want your redemption proceeds sent to an address other than your address as it appears on the Transfer Agent's records, a signature guarantee is required. The Funds may require additional documentation for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner. Contact the Transfer

Agent for details.

Signature guarantees may be obtained from a bank, broker-dealer, credit union (if authorized under state law), securities exchange or association, clearing agency or savings institution. A notary public cannot provide a signature guarantee.

DELIVERY OF PROCEEDS. Each Fund generally sends you payment for your shares the business day after your request is received in proper form, assuming the Fund has collected payment of the purchase price of your shares. Under unusual circumstances, each Fund may suspend redemptions, or postpone payment for more than seven days, or as permitted by federal securities law.

TELEPHONE REDEMPTIONS. Telephone transaction privileges are made available to shareholders automatically upon opening an account unless the privilege is declined in the Account Application. Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, the Funds or their agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest Account Application or other written request for services, including purchasing or redeeming shares of the Funds and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder's latest Account Application or as otherwise properly specified to the Funds in writing.

The Transfer Agent will employ these and other reasonable procedures to confirm that instructions communicated by telephone are genuine; if such procedures are observed, neither the Funds nor their agents will be liable for any loss, liability, cost or expense arising out of any redemption request, including any fraudulent or unauthorized request. For information, consult the Transfer Agent.

REDEMPTIONS-IN-KIND. Subject to compliance with applicable regulations, each Fund has reserved the right to pay the redemption price of its shares, either totally or partially, by a distribution in kind of readily marketable portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trust has filed an election under Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (approximately $250,000).

DETERMINATION OF NET ASSET VALUE

GENERAL POLICY. The Fund adheres to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith by the Trusts' Board of Trustees. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

EQUITY SECURITIES. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at the last quoted sale price on the principal exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 p.m., Eastern Time, if a security's principal exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. If such prices are not available, the security will be valued at fair value as determined in good faith by the Trust's Board of Trustees.

MONEY MARKET SECURITIES AND OTHER DEBT SECURITIES. If available, money market securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money market securities and other short term debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available, the security will be valued at fair value as determined in good faith by the Trust's Board of Trustees.

USE OF THIRD-PARTY INDEPENDENT PRICING AGENTS. Pursuant to contracts with the Trust's Administrator, prices for most securities held by the Funds are provided daily by third-party independent pricing agents that are approved by the Board of Trustees of the Trust. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

DIVIDENDS AND DISTRIBUTIONS

Each Fund will receive income in the form of dividends and interest earned on its investments in securities. This income, less the expenses incurred in its operations, is a Fund's net investment income, substantially all of which will be declared as dividends to the Fund's shareholders. The amount of income dividend payments by a Fund is dependent upon the amount of net investment income received by the Fund from its portfolio holdings, is not guaranteed and is subject to the discretion of the Board. The Funds do not pay "interest" or guarantee any fixed rate of return on an investment in its shares.

Each Fund also may derive capital gains or losses in connection with sales or other dispositions of its portfolio securities. Any net gain a Fund may realize from transactions involving investments held less than the period required for long-term capital gain or loss recognition or otherwise producing short-term capital gains and losses (taking into account any carryover of capital losses from the eight previous taxable years), although a distribution from capital gains, will be distributed to shareholders with and as a part of dividends giving rise to ordinary income. If during any year a Fund realizes a net gain on transactions involving investments held more than the period required for long-term gain or loss recognition or otherwise producing long-term capital gains and losses, the Fund will have a net long-term capital gain. After deduction of the amount of any net short-term capital loss, the balance (to the extent not offset by any capital losses carried over from the eight previous taxable years) will be distributed and treated as long-term capital gains in the hands of the shareholders regardless of the length of time a Fund's shares may have been held by the shareholders. For more information concerning applicable capital gains tax rates, see your tax advisor.

Any dividend or distribution paid by a Fund reduces the Fund's net asset value per share on the date paid by the amount of the dividend or distribution per share. Accordingly, a dividend or distribution paid shortly after a purchase of shares by a shareholder would represent, in substance, a partial return of capital (to the extent it is paid on the shares so purchased), even though it would be subject to income taxes.

Dividends and other distributions will be made in the form of additional shares of the distributing Fund unless the shareholder has otherwise indicated.
Investors have the right to change their election with respect to the reinvestment of dividends and distributions by notifying the Transfer Agent in writing, but any such change will be effective only as to dividends and other distributions for which the record date is seven or more business days after the Transfer Agent has received the written request.

TAXES

The following is only a summary of certain additional federal income tax considerations generally affecting each Fund and its shareholders that are not described in the Funds' prospectuses. No attempt is made to present a detailed explanation of the tax treatment of a Fund or its shareholders, and the discussion here and in the Funds' prospectuses is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state and local tax liabilities.

FEDERAL INCOME TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS. The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

QUALIFICATION AS REGULATED INVESTMENT COMPANY. The Funds intend to qualify and elect to be treated as a "regulated investment company" ("RIC") as defined under Subchapter M of the Code. By following such a policy, the Funds expect to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. In order to qualify as a RIC, each Fund must distribute at least 90% of its net investment income (generally, includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any, to its shareholders and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of each Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities, or certain other income;
(ii) at the close of each quarter of each Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of each Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer or of two or more issuers that the Fund controls or that are engaged in the same, similar or related trades or businesses.

Although the Funds intend to distribute substantially all of its net investment income and may distribute its net realized capital gains for any taxable year, the Funds will be subject to federal income taxation to the extent any such income or gains are not distributed. If a Fund fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. In this event, distributions generally will be eligible for the dividends-received deduction for corporate shareholders. The Board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders.

FUND DISTRIBUTIONS. Distributions of investment company taxable income will be taxable to shareholders as ordinary income, regardless of whether such distributions are paid in cash or are reinvested in additional shares, to the extent of the Fund's earnings and profits. The Funds anticipate that they will distribute substantially all of its investment company taxable income for each taxable year.

The Funds may either retain or distribute to shareholders its excess of net realized long-term capital gains over net realized short-term capital losses ("net realized capital gains"). If such gains are distributed as a capital gains distribution, they are taxable to shareholders who are individuals at a maximum rate of 20%, regardless of the length of time the shareholder has held shares. If any such gains are retained, a Fund will pay federal income tax thereon.

In the case of corporate shareholders, distributions (other than capital gains distributions) from a RIC, generally qualify for the dividends-received deduction only to the extent of the gross amount of qualifying dividends received by a Fund for the year. Generally, and subject to certain limitations, a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. Accordingly, such distributions will generally qualify for the corporate dividends-received deduction. Ordinarily, investors should include all dividends as income in the year of payment. However, dividends declared payable to shareholders of record in December of one year, but paid in January of the following year, will be deemed for tax purposes to have been received by the shareholder and paid by the Fund in the year in which the dividends were declared. If you have not held Fund shares for a full year, a Fund may designate and distribute to you as ordinary income a percentage of income that is not equal to the actual amount of such income earned during your period of investment in the Fund.

If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

The Funds will provide a statement annually to shareholders as to the federal tax status of distributions paid (or deemed to be paid) by the Fund during the year, including the amount of dividends eligible for the corporate dividends-received deduction.

A Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to a Fund and/or defer a Fund's ability to recognize losses. In turn, these rules may affect the amount, timing or character of the income distributed to you by a Fund.

SALE OF FUND SHARES. Generally, gain or loss on the sale of a Fund share will be capital gain or loss that will be long-term if the share has been held for more than twelve months and otherwise will be short-term. For individuals, long-term capital gains are currently taxed at a maximum rate of 20% and short-term capital gains are currently taxed at ordinary income tax rates. However, if a shareholder realizes a loss on the sale or redemption of a share held for six months or less and has previously received a capital gains distribution with respect to the share (or any undistributed net capital gains of the Fund with respect to such share are included in determining the shareholder's long-term capital gains), the shareholder must treat the loss as a long-term capital loss to the extent of the amount of the prior capital gains distribution (or any undistributed net capital gains of the Fund that have been included in determining such shareholder's long-term capital gains). In addition, any loss realized on a sale or other disposition of shares will be disallowed to the extent an investor repurchases (or enters into a contract or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.

In certain cases, the Funds will be required to withhold at the applicable withholding rate, and remit to the U.S. Treasury, such withheld amounts on any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, (3) has failed to certify to the Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. Resident Alien).

IN-KIND PURCHASES. The Funds may, in certain circumstances involving tax-free reorganizations and certain other transactions, accept securities that are appropriate investments as payment for Fund shares (an "In-Kind Purchase"). An In-Kind Purchase may result in adverse tax consequences under certain circumstances to: (1) investors transferring securities for shares ("In-Kind Investors"), (2) investors who acquire shares of the Fund after a transfer (new shareholders) or (3) investors who own shares at the time of transfer (current shareholders). As a result of an In-Kind Purchase, the Fund may acquire securities that have appreciated in value or depreciated in value from the date they were acquired. If appreciated securities were to be sold after an In-Kind Purchase, the amount of the gain would be taxable to new shareholders, current shareholders and In-Kind Investors. The effect of this for current shareholders or new shareholders would be to tax them on a distribution that represents a return of the purchase price of their shares rather than an increase in the value of their investment. The effect on In-Kind Investors would be to reduce their potential liability for tax on capital gains by spreading it over a larger asset base. The opposite may occur if the Fund acquire securities having an unrealized capital loss. In that case, In-Kind Investors will be unable to utilize the loss to offset gains, but, because an In-Kind Purchase will not result in any gains, the inability of In-Kind Investors to utilize unrealized losses will have no immediate tax effect. For new shareholders or current shareholders, to the extent that unrealized losses are realized by the Fund, new shareholders or current shareholders may benefit by any reduction in net tax liability attributable to the losses. The Advisor cannot predict whether securities acquired in any In-Kind Purchase will have unrealized gains or losses on the date of the In-Kind Purchase, or whether such losses may be utilized under the Code. Consistent with its duties as investment adviser, the Advisor will, however, take tax consequences to investors into account when making decisions to sell portfolio assets, including the impact of realized capital gains on shareholders of the Fund.

FEDERAL EXCISE TAX. If a Fund fails to distribute in a calendar year at least 98% of its ordinary income for the year and 98% of its capital gain net income (the excess of short and long term capital gains over short and long term capital losses) for the one-year period ending October 31 of that year (and any retained amount from the prior calendar year), the Fund will be subject to a nondeductible 4% Federal excise tax on the undistributed amounts. The Funds intend to make sufficient distributions to avoid imposition of this tax, or to retain, at most its net capital gains and pay tax thereon, but can make no assurances that distributions will be sufficient to avoid this tax.

STATE AND LOCAL TAXES. The Funds are not liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Distributions by the Funds to shareholders and the ownership of shares may be subject to state and local taxes. Shareholders are urged to consult their tax advisors regarding state and local rules affecting an investment in Fund shares.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a fund. Investment in Ginnie Mae or Fannie Mae securities, banker's acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

PERFORMANCE INFORMATION

From time to time, each of the Funds may include the Fund's yield, effective yield, total return or any other type of performance information permitted by applicable regulatory requirements in advertisements or reports to shareholders or prospective shareholders. The yield of the Funds refers to the annualized income generated by an investment in that Fund over a specified 30-day period. Quotations of average annual total return for a Fund will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in the Fund over a period of at least one, five, and ten years (up to the life of the Fund) (the ending date of the period will be stated). Total return of a Fund is calculated from two factors: the amount of dividends earned by each Fund share and by the increase or decrease in value of the Fund's share price. Performance figures are based on historical results and are not intended to indicate future performance. See "Computation of Yield" and "Calculation of Total Return" for more information on methodology of calculations.

Performance information for each of the Funds contained in reports to shareholders or prospective shareholders, advertisements, and other promotional literature may be compared to the record of various unmanaged indices. Such unmanaged indices may assume the reinvestment of dividends, but generally do not reflect deductions for operating costs and expenses. In addition, a Fund's total return may be compared to the performance of broad groups of comparable mutual funds with similar investment goals, as such performance is tracked and published by such independent organizations as Lipper Analytical Services, Inc. ("Lipper"), among others. When Lipper's tracking results are used, the Fund will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings.

In addition, rankings, ratings, and comparisons of investment performance and/or assessments of the quality of shareholder service appear in numerous financial publications such as MONEY, FORBES, KIPLINGER'S MAGAZINE, PERSONAL INVESTOR, MORNINGSTAR, INC., and similar sources.

CALCULATION OF TOTAL RETURN

TOTAL RETURN QUOTATION (BEFORE TAXES). The total return of a Fund refers to the average annual compounded rate of return of a hypothetical investment for designated time periods (including but not limited to, the period from which that Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, total return will be calculated according to the following formula: P (1 + T)n = ERV, where P = a hypothetical initial investment of $1,000; T = average annual total return; n = number of years; and ERV = ending redeemable value, as of the end of the designated time period, of a hypothetical $1,000 investment made at the beginning of the designated time period.

HISTORICAL PERFORMANCE. The average annual total returns (before taxes) for the Predecessor Funds were as follows for the one-year, five-year, ten-year and since inception periods ended August 31, 2002. During this period, certain fees and expenses of the Predecessor Funds have been waived or reimbursed. Accordingly, return figures are higher than they would have been had such fees and expenses not been waived or reimbursed.

-------------------------------------------------- ------------------------------------------------------------------
           FUND/CLASS (INCEPTION DATE)                                AVERAGE ANNUAL TOTAL RETURN
-------------------------------------------------- ------------------------------------------------------------------
                                                     ONE YEAR        FIVE YEAR        TEN YEAR      SINCE INCEPTION
-------------------------------------------------- -------------- ---------------- ---------------- -----------------
LARGE CAP VALUE FUND
-------------------------------------------------- -------------- ---------------- ---------------- -----------------
  INSTITUTIONAL CLASS (10/1/99)                      (15.65)%            *                *             (4.19)%
-------------------------------------------------- -------------- ---------------- ---------------- -----------------
  ADVISOR CLASS (3/1/02)                                 *               *                *             (18.26)%
-------------------------------------------------- -------------- ---------------- ---------------- -----------------

-------------------------------------------------- ------------------------------------------------------------------
           FUND/CLASS (INCEPTION DATE)                                AVERAGE ANNUAL TOTAL RETURN
-------------------------------------------------- ------------------------------------------------------------------
                                                     ONE YEAR        FIVE YEAR        TEN YEAR      SINCE INCEPTION
-------------------------------------------------- -------------- ---------------- ---------------- -----------------
SMALL CAP VALUE FUND
-------------------------------------------------- -------------- ---------------- ---------------- -----------------
  INSTITUTIONAL CLASS (10/1/99)                       (6.40)%            *                *              12.93%
-------------------------------------------------- -------------- ---------------- ---------------- -----------------
  ADVISOR CLASS (3/1/02)                                 *               *                *             (12.47)%
-------------------------------------------------- -------------- ---------------- ---------------- -----------------

* An asterisk indicates that the Fund had not commenced operations as of the period indicated.

THE TRANSFER AGENT

Forum Shareholder Services, LLP serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust.

THE CUSTODIAN

Wachovia Bank, N.A. acts as the custodian of the Funds. The Custodian holds cash, securities and other assets of the Trust as required by the 1940 Act.

INDEPENDENT PUBLIC ACCOUNTANTS

PricewaterhouseCoopers, LLP served as the independent public accountant of the Predecessor Funds. KPMG LLP serves as the independent public accountants of the Funds.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP serves as counsel to the Trust.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of portfolios and shares of each portfolio. Each share of a portfolio represents an equal proportionate interest in that portfolio with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the portfolio. Shareholders have no preemptive rights. All consideration received by the Fund for shares of any portfolio and all assets in which such consideration is invested would belong to that portfolio and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

CODE OF ETHICS

The Board of Trustees of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Advisor and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees ("access persons"). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements or are prohibited from making such investments. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

5% AND 25% SHAREHOLDERS

As of November 29, 2002, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% to 25% or more of the shares of the Predecessor Funds. Persons who owned of record or beneficially more than 25% of a Predecessor Fund's outstanding shares may be deemed to control a Predecessor Fund within the meaning of the Act.





LARGE CAP VALUE FUND - INSTITUTIONAL CLASS

Shareholder                                                                        Percentage Ownership
-----------                                                                        --------------------
Hudson-Webber Foundation                                                                44.77%
David O. Egner, President
Ms. Leslie Malcomson
333W. Fort Street Ste 1310
Detroit, MI 48225

FAM & Co.                                                                               19.11%
FBO Salin Bank and Trust Co.
Attn. Trust Dept.
8455 Keystone Xing Ste 100
Indianapolis, IN 46240-4303


LARGE CAP VALUE FUND - INSTITUTIONAL CLASS

Shareholder                                                                        Percentage Ownership
-----------                                                                        --------------------

Charles H. Barris                                                                       9.28%
C/O Chartwell Value Fund
Attn: Jon Caffey
1235 Westlakes Drive Ste 330
Berwyn, PA 19312-2416

Firstnat. Co.                                                                           6.50%
FBO West Chester Boro Police
Pension Plan
First National Bank of Westchester
PO Box 3105
West Chester, PA 19381-3105

State Street Bank Cust FBO                                                              5.78%
Comm Foundation  for SE Michigan
200 Newport Avenue Ext Fl 7
Quincy, MA 02171-2102

First Union National Bank FBO                                                           5.72%
Lansdale Borough Police
1525 W Wt Harris Blvd
Charlotte, NC 28288


SMALL CAP VALUE FUND - INSTITUTIONAL CLASS

Shareholder                                                                        Percentage Ownership
-----------                                                                        --------------------

Illinois National Bank Cust                                                             27.32%
Plumbers & Steam fitters Local 137
Pension
322 E. Capitol Ave.
Springfield, IL 52701-1710

Drake Center Capital and Strategic                                                      14.97%
Fund
151 W Galbraith Rd
Cincinatti, OH 45216-1015

REHO & Co.                                                                              10.26%
PO Box 1377
Buffalo, NY 14240-1377

Richard W. Clark                                                                        8.92%
Kari Wigton Clark Tr
Clark Family Trust of 1987
3003 W. Olive Ave
Burbank, CA 91505-4538


SMALL CAP VALUE FUND - INSTITUTIONAL CLASS

Shareholder                                                                        Percentage Ownership
-----------                                                                        --------------------
Charles H. Barris                                                                       6.29%
C/O Chartwell Value Fund
Attn: Jon Caffey
1235 Westlakes Drive Ste 330
Berwyn, PA 19312-2416

Holman Enterprises Pension Plan                                                         5.74%
Robert R. Campbell TR
PO Box 1400
Pennsauken, NJ 08109-0400


LARGE CAP VALUE FUND - ADVISOR CLASS


Shareholder                                                                        Percentage Ownership
-----------                                                                        --------------------
Chartwell Investment Partners                                                           100.00%
1235 Westlakes Dr Ste 400
Berwyn, PA 19312-2416


SMALL CAP VALUE FUND - ADVISOR CLASS

Shareholder                                                                        Percentage Ownership
-----------                                                                        --------------------
Connecticut General Life Insurance                                                      99.15%
Attn: Hector Flores
280 Trumbull ST
Hartford, CT 06103-3509



The Funds believe that most of the shares referred to above were held by the persons indicated in accounts for their fiduciary, agency or custodial customers. Any shareholder listed above as owning 25% or more of the outstanding shares of a Fund may be presumed to "control" (as that term is defined in the 1940 Act) the Fund. Shareholders controlling a Fund could have the ability to vote a majority of the shares of the Fund on any matter requiring the approval of shareholders of the Fund.

FINANCIAL STATEMENTS

The financial statements for the fiscal year ended August 31, 2002, including notes thereto and the report of PricewaterhouseCoopers LLP thereon, are herein incorporated by reference. A copy of the 2002 Annual Report to Shareholders must accompany the delivery of this Statement of Additional Information.

APPENDIX

COMMERCIAL PAPER RATINGS

MOODY'S INVESTORS SERVICE, INC.

Prime-1 - Issuers (or related supporting institutions) rated "Prime-1" have a superior ability for repayment of senior short-term debt obligations. "Prime-1" repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 - Issuers (or related supporting institutions) rated "Prime-2" have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

STANDARD & POOR'S RATINGS GROUP

A-1 - This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2  -  Capacity  for  timely  payment  on  issues  with  this   designation  is
satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."


                                       A-1